       As filed with the Securities and Exchange Commission on February 22, 2010
                                               Securities Act File No. 333-57793
                               Investment Company Act of 1940 File No. 811-08839

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         Post-Effective Amendment No. 46                     [X]

                                       And

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                Amendment No. 48                             [X]

                              SPDR(R) SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                               One Lincoln Street
                           Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (866) 787-2257

                              Ryan M. Louvar, Esq.
                       State Street Bank and Trust Company
                           One Lincoln Street/CPH0326
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                   Copies to:
                              W. John McGuire, Esq.
                          Morgan, Lewis and Bockius LLP
                           1111 Pennsylvania Ave., NW
                              Washington, DC 20004

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to Rule 485, paragraph (b)

[ ]  on _________________ pursuant to Rule 485, paragraph (b)

[ ]  60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(1)

[X]  75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              SPDR(R) SERIES TRUST

                                   PROSPECTUS

               SPDR NUVEEN S&P HIGH YIELD MUNICIPAL BOND ETF (XXX)
            SPDR NUVEEN BARCLAYS CAPITAL BUILD AMERICA BOND ETF (XXX)
           SPDR NUVEEN BARCLAYS CAPITAL 2012 MUNICIPAL BOND ETF (XXX)
           SPDR NUVEEN BARCLAYS CAPITAL 2013 MUNICIPAL BOND ETF (XXX) SPDR NUVEEN BARCLAYS CAPITAL 2014 MUNICIPAL BOND ETF (XXX) SPDR NUVEEN BARCLAYS CAPITAL 2015 MUNICIPAL BOND ETF (XXX) SPDR NUVEEN BARCLAYS CAPITAL 2016 MUNICIPAL BOND ETF (XXX) SPDR NUVEEN BARCLAYS CAPITAL 2017 MUNICIPAL BOND ETF (XXX) SPDR NUVEEN BARCLAYS CAPITAL 2018 MUNICIPAL BOND ETF (XXX) SPDR NUVEEN BARCLAYS CAPITAL 2019 MUNICIPAL BOND ETF (XXX) SPDR NUVEEN BARCLAYS CAPITAL 2020 MUNICIPAL BOND ETF (XXX) SPDR NUVEEN BARCLAYS CAPITAL 2021 MUNICIPAL BOND ETF (XXX)

          PRINCIPAL U.S. LISTING EXCHANGE FOR EACH ETF: NYSE ARCA, INC.

                               [__________], 2010

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                TABLE OF CONTENTS

FUND SUMMARIES ....................................................
   SPDR Nuveen S&P High Yield Municipal Bond ETF
   SPDR Nuveen Barclays Capital Build America Bond ETF
   SPDR Nuveen Barclays Capital 2012 Municipal Bond ETF
   SPDR Nuveen Barclays Capital 2013 Municipal Bond ETF
   SPDR Nuveen Barclays Capital 2014 Municipal Bond ETF
   SPDR Nuveen Barclays Capital 2015 Municipal Bond ETF
   SPDR Nuveen Barclays Capital 2016 Municipal Bond ETF
   SPDR Nuveen Barclays Capital 2017 Municipal Bond ETF
   SPDR Nuveen Barclays Capital 2018 Municipal Bond ETF
   SPDR Nuveen Barclays Capital 2019 Municipal Bond ETF
   SPDR Nuveen Barclays Capital 2020 Municipal Bond ETF
   SPDR Nuveen Barclays Capital 2021 Municipal Bond ETF

ADDITIONAL STRATEGIES .............................................
ADDITIONAL RISK INFORMATION .......................................
MANAGEMENT ........................................................
INDEX/TRADEMARK LICENSES/DISCLAIMERS ..............................
ADDITIONAL PURCHASE AND SALE INFORMATION ..........................
OTHER CONSIDERATIONS ..............................................
DISTRIBUTIONS .....................................................
PORTFOLIO HOLDINGS ................................................
ADDITIONAL TAX INFORMATION ........................................
GENERAL INFORMATION ...............................................
PREMIUM/DISCOUNT INFORMATION ......................................
FINANCIAL  HIGHLIGHTS .............................................
WHERE TO LEARN MORE ABOUT THE FUNDS ...............................   Back Cover


                                       3

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                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                 FUND SUMMARIES

                                                                             XXX
SPDR NUVEEN S&P HIGH YIELD MUNICIPAL BOND ETF                    (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen S&P High Yield Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield municipal bond market and to provide income that is exempt from regular federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses (1)                      [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the S&P Municipal High Yield Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Index is designed to measure the performance of high yield municipal bonds issued by U.S. states and territories or local governments or agencies, such that interest on the securities is exempt from U.S. federal income tax, but may be subject to the alternative minimum tax and to state and local income taxes. High yield securities are generally rated below investment grade and are commonly referred to as "junk bonds." The Index is a sub-set of the Standard & Poor's/Investortools Municipal Bond Index and the Standard & Poor's/Investortools High Yield Bond Index and includes publicly issued U.S. dollar denominated, fixed rate, municipal bonds that have a remaining maturity of at least one year. The index will consist of categories of bonds in the following proportions: (i) 75% of the Index constituents are components of the Standard & Poor's/Investortools High Yield Bond Index, which are non-rated or are rated below investment grade (ii) 15% of the Index constituents are components of the Standard & Poor's/Investortools Bond Index that are rated Baa3, Baa2, or Baa1 by Moody's Investors Service, or BBB-, BBB, or BBB+ by Standard and Poor's or Fitch; and (iii) 10% of the Index constituents are components of the Standard & Poor's/Investortools Bond Index that are rated A3, A2, or A1 by Moody's Investor Services, or A-, A, or A+ by Standard & Poor's or Fitch. Bonds that have been escrowed will not be included in the Index. Prerefunded Bonds will not be included in the Index. Where the ratings assigned by the agencies are not consistent, the index will use the middle rating, if three ratings are available and the lower of two ratings if only two ratings are available.

The Standard & Poor's/Investortools Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily. Index calculations are provided by Investortools, Inc. Only bonds with total outstanding amounts of $2,000,000 or more qualify for inclusion. The Standard and Poor's/Investortools Municipal Bond High Yield Index is comprised of all bonds in the Standard and Poor's/Investortools Municipal Bond Index that are non-rated or whose ratings are BB+ S&P and /or BA-1 Moody's or lower. This index does not contain bonds that are prerefunded or are escrowed to maturity.

As of December 31, 2009, there were approximately [___] issues included in the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

High Yield Securities Risk. Securities rated below investment grade, commonly referred to as "junk bonds," include bonds that are rated Ba1/BB+/BB+ or below by Moody's, Fitch, or S&P, respectively, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. When the Fund invests in "junk bonds," it may also be subject to greater credit risk because it may invest in debt securities not current in the payment of interest or principal or in default.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Tax Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Restricted Securities Risk. Rule 144A securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision of by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Johnathan N. Wilhelm is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Wilhelm joined Nuveen Asset Management in 1999.

Timothy T. Ryan is a [__] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from federal income tax, but which may be subject to the federal alternative minimum tax and to state and local taxes. To the extent the Fund invests in securities that do not produce income exempt from federal income tax, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

                                                                             XXX
SPDR NUVEEN BARCLAYS CAPITAL BUILD AMERICA BOND ETF              (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Capital Build America Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for taxable municipal securities with respect to which the issuer has made an irrevocable election to designate the bonds as "Qualified Bonds" under the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 (the "Act") or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid ("direct-pay Build America Bonds").

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses (1)                      [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital Build America Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Barclays Build America Bond Index is a subset of the Barclays Capital Taxable Municipal Bond Index. The Index consists of all Build America Bonds - Direct Pay Subsidy bonds that satisfy the rules of the the Barclays Capital Taxable Municipal Index . The Barclays Capital Taxable Municipal Bond Index represents securities that are SEC-registered, taxable, dollar denominated, and issued by a U.S. state or territory., and (i) have at least one year to final maturity regardless of call features. (ii) at least $250 million par amount outstanding. (iii) are rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. (iv)are fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. (v) dollar-denominated and non-convertible. (vi) publicly issued. However, 144A securities with Registration Rights and Reg-S issues are included. As of December 31, 2009, there were approximately [___] issues included in the Index.

Build America Bonds (BABs) are bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009 (the "Act"). BABs pay interest at rates that are expected to be competitive with rates typically paid by private bond issuers in the taxable fixed income market. The Act authorizes state and local governments to sell new BABs issues without limit through December 31, 2010. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. BABs issuers may elect either (i) to receive payments from the U.S. Treasury equal to a specified percentage of their interest payments ("direct pay") or (ii) to cause investors in the bonds to receive federal tax credits ("tax credit"). Most issuers of direct pay BABs currently receive a subsidy from the U.S. Treasury equal to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. The bonds in the Fund will not include Build America bonds for which the investors will receive a tax credit. BABs are currently defined by the Act as restricted from private activity purposes and, for direct pay BABs issuers, the bonds can only be issued to fund capital expenditures. As a result, most BAB issuers have to produce tangible assets that are designed to provide a public benefit. BABs generally support facilities that meet such essential needs as water, electricity, transportation, and education. Moreover, many BABs are general obligation bonds, which are backed by the full faith and taxing power of the state and local governments issuing them.

Issuance of Build America Bonds will cease on December 31, 2010 unless the relevant provisions of the Act are extended. In the event that the Build America Bond program is not extended, the Build America Bonds outstanding at such time will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy. If the Build America Bond program is not extended, the Board of Trustees will evaluate the Fund's investment strategy and make appropriate changes that it believes are in the best interests of the Fund and its shareholders, including changing the Fund's investment strategy to invest in an index composed of taxable municipal securities.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Limited Issuance Risk. Unless the relevant provisions of the Act are extended, the ability of municipalities to issue Build America Bonds expires on December 31, 2010. If the relevant provisions are not extended, the number of available Build America Bonds will be limited, which may negatively affect the value of the Build America Bonds. There is no guarantee that municipalities will continue to take advantage of the Build America Bond program in the future and there can be no assurance that Build America Bonds will be actively traded.

Restricted Securities Risk. Rule 144A securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision by the adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Daniel J. Close serves as a portfolio manager for many of Nuveen Asset Management's state-specific open-end municipal bond funds, as well as several closed-end funds. He has been with Nuveen Asset Management since 2000.

Timothy T. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

                                                                             XXX
SPDR NUVEEN BARCLAYS CAPITAL 2012 MUNICIPAL BOND ETF             (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Capital 2012 Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of investment-grade U.S. municipal bonds maturing in 2012 and to provide income that is exempt from regular federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses (1)                      [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital 2012 Municipal Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Barclays Capital 2012 Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index (the "Municipal Bond Index") and consists of bonds within the Municipal Bond Index with a maturity date of 2012. The Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Municipal Bond Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. In addition, to be included in the Index, bonds must be rated Aa3/AA- or higher and non callable. Excluded from the Index are (i) bonds subject to the Alternative Minimum Tax, (ii) bonds issued for hospitals, skilled nursing facilities or continuing care retirement communities; (iii) bonds issued for single-family or multi-family housing, and (iv) bonds that are issued for "exempt facilities" for industrial development or for pollution control facilities of investor-owned utilities.

Bonds maturing prior January 1, 2016, will not be subject to redemption prior to the start of the maturity year of the bond. As of December 31, 2009, there were approximately [___] issues included in the Index.

After reaching the maturity date of the bonds in its Index, the Fund intends to either: (i) merge its assets into a separate SPDR ETF that invests in tax-free municipal bonds; (ii) continue operations with a similar objective and strategy and a new maturity date; or (iii) wind up, terminate, and distribute its net assets to then-current shareholders (each, a "Subsequent Strategy"). During the interim period between the Fund's maturity date and the implementation of its Subsequent Strategy, the Fund will continue to invest in tax-free municipal bonds.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

Tax Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a municipal bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. These distributions may be at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. In addition. the rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in municipal bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Declining Yield Risk. During the period prior to the planned termination date, the Fund's yield will generally move toward prevailing tax-exempt money market rates, and may be lower than the yields of bonds previously held by the Fund or bonds currently in the market.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision by the adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Timothy T. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

Steven M. Hlavin manages the Tender Option Bond program that deploys inverse floating rate positions in Nuveen Asset Management's closed- and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

                                                                             XXX
SPDR NUVEEN BARCLAYS CAPITAL 2013 MUNICIPAL BOND ETF             (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Capital 2013 Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of investment-grade U.S. municipal bonds maturing in 2013 and to provide income that is exempt from regular federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses (1)                      [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital 2013 Municipal Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Barclays Capital 2013 Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index (the "Municipal Bond Index") and consists of bonds within the Municipal Bond Index with a maturity date of 2013. The Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Municipal Bond Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. In addition, to be included in the Index, bonds must be rated Aa3/AA- or higher and non callable. Where the ratings assigned by the agencies are not consistent, the Index will use the methodology of Barclays Capital, which uses the middle rating, if three ratings are available and the lower of two ratings if only two ratings are available. Excluded from the Index are (i) bonds subject to the Alternative Minimum Tax, (ii) bonds issued for hospitals, skilled nursing facilities or continuing care retirement communities; (iii) bonds issued for single-family or multi-family housing, and (iv) bonds that are issued for "exempt facilities" for industrial development or for pollution control facilities of investor-owned utilities.

For maturity years beginning after December 31, 2015, bonds will not be subject to redemption prior to January 1, 2016. Bonds maturing prior January 1, 2016, will not be subject to redemption prior to the start of the maturity year of the bond. For indices created after December 31, 2010, the first redemption date permitted will be no less than five years from the end of the calendar year in which the fund is. As of December 31, 2009, there were approximately [___] issues included in the Index.

After reaching the maturity date of the bonds in its Index, the Fund intends to either: (i) merge its assets into a separate SPDR ETF that invests in tax-free municipal bonds; (ii) continue operations with a similar objective and strategy and a new maturity date; or (iii) wind up, terminate, and distribute its net assets to then-current shareholders (each, a "Subsequent Strategy"). During the interim period between the Fund's maturity date and the implementation of its Subsequent Strategy, the Fund will continue to invest in tax-free municipal bonds.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

Tax Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a municipal bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. These distributions may be at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. In addition. the rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in municipal bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Declining Yield Risk. During the period prior to the planned termination date, the Fund's yield will generally move toward prevailing tax-exempt money market rates, and may be lower than the yields of bonds previously held by the Fund or bonds currently in the market.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision by the adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Timothy T. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

Steven M. Hlavin manages the Tender Option Bond program that deploys inverse floating rate positions in Nuveen Asset Management's closed- and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

                                                                             XXX
SPDR NUVEEN BARCLAYS CAPITAL 2014 MUNICIPAL BOND ETF             (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Capital 2014 Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of investment-grade U.S. municipal bonds maturing in 2014 and to provide income that is exempt from regular federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses(1)                       [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital 2014 Municipal Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Barclays Capital 2014 Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index (the "Municipal Bond Index") and consists of bonds within the Municipal Bond Index with a maturity date of 2014. The Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Municipal Bond Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. In addition, to be included in the Index, bonds must be rated Aa3/AA- or higher and non callable. Where the ratings assigned by the agencies are not consistent, the Index will use the methodology of Barclays Capital, which uses the middle rating, if three ratings are available and the lower of two ratings if only two ratings are available. Excluded from the Index are (i) bonds subject to the Alternative Minimum Tax, (ii) bonds issued for hospitals, skilled nursing facilities or continuing care retirement communities; (iii) bonds issued for single-family or multi-family housing, and (iv) bonds that are issued for "exempt facilities" for industrial development or for pollution control facilities of investor-owned utilities.

For maturity years beginning after December 31, 2015, bonds will not be subject to redemption prior to January 1, 2016. Bonds maturing prior January 1, 2016, will not be subject to redemption prior to the start of the maturity year of the bond. For indices created after December 31, 2010, the first redemption date permitted will be no less than five years from the end of the calendar year in which the fund is. As of December 31, 2009, there were approximately [___] issues included in the Index.

After reaching the maturity date of the bonds in its Index, the Fund intends to either: (i) merge its assets into a separate SPDR ETF that invests in tax-free municipal bonds; (ii) continue operations with a similar objective and strategy and a new maturity date; or (iii) wind up, terminate, and distribute its net assets to then-current shareholders (each, a "Subsequent Strategy"). During the interim period between the Fund's maturity date and the implementation of its Subsequent Strategy, the Fund will continue to invest in tax-free municipal bonds.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

Tax Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a municipal bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. These distributions may be at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. In addition. the rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in municipal bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Declining Yield Risk. During the period prior to the planned termination date, the Fund's yield will generally move toward prevailing tax-exempt money market rates, and may be lower than the yields of bonds previously held by the Fund or bonds currently in the market.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision by the adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Timothy T. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

Steven M. Hlavin manages the Tender Option Bond program that deploys inverse floating rate positions in Nuveen Asset Management's closed- and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

                                                                             XXX
SPDR NUVEEN BARCLAYS CAPITAL 2015 MUNICIPAL BOND ETF             (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Capital 2015 Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of investment-grade U.S. municipal bonds maturing in 2015 and to provide income that is exempt from regular federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses(1)                       [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital 2015 Municipal Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Barclays Capital 2015 Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index (the "Municipal Bond Index") and consists of bonds within the Municipal Bond Index with a maturity date of 2015. The Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Municipal Bond Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. In addition, to be included in the Index, bonds must be rated Aa3/AA- or higher and non callable. Where the ratings assigned by the agencies are not consistent, the Index will use the methodology of Barclays Capital, which uses the middle rating, if three ratings are available and the lower of two ratings if only two ratings are available. Excluded from the Index are (i) bonds subject to the Alternative Minimum Tax, (ii) bonds issued for hospitals, skilled nursing facilities or continuing care retirement communities; (iii) bonds issued for single-family or multi-family housing, and (iv) bonds that are issued for "exempt facilities" for industrial development or for pollution control facilities of investor-owned utilities.

For maturity years beginning after December 31, 2015, bonds will not be subject to redemption prior to January 1, 2016. Bonds maturing prior January 1, 2016, will not be subject to redemption prior to the start of the maturity year of the bond. For indices created after December 31, 2010, the first redemption date permitted will be no less than five years from the end of the calendar year in which the fund is. As of December 31, 2009, there were approximately [___] issues included in the Index.

After reaching the maturity date of the bonds in its Index, the Fund intends to either: (i) merge its assets into a separate SPDR ETF that invests in tax-free municipal bonds; (ii) continue operations with a similar objective and strategy and a new maturity date; or (iii) wind up, terminate, and distribute its net assets to then-current shareholders (each, a "Subsequent Strategy"). During the interim period between the Fund's maturity date and the implementation of its Subsequent Strategy, the Fund will continue to invest in tax-free municipal bonds.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

Tax Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a municipal bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. These distributions may be at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. In addition. the rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in municipal bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Declining Yield Risk. During the period prior to the planned termination date, the Fund's yield will generally move toward prevailing tax-exempt money market rates, and may be lower than the yields of bonds previously held by the Fund or bonds currently in the market.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision by the adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Steven M. Hlavin manages the Tender Option Bond program that deploys inverse floating rate positions in Nuveen Asset Management's closed- and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. Mr. Hlavin joined Nuveen Asset Management in 2003.

Timothy T. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

                                                                            XXX
SPDR NUVEEN BARCLAYS CAPITAL 2016 MUNICIPAL BOND ETF             (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Capital 2016 Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of investment-grade U.S. municipal bonds maturing in 2016 and to provide income that is exempt from regular federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses(1)                       [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital 2016 Municipal Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Barclays Capital 2016 Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index (the "Municipal Bond Index") and consists of bonds within the Municipal Bond Index with a maturity date of 2016. The Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Municipal Bond Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. In addition, to be included in the Index, bonds must be rated Aa3/AA- or higher and non callable. Where the ratings assigned by the agencies are not consistent, the Index will use the methodology of Barclays Capital, which uses the middle rating, if three ratings are available and the lower of two ratings if only two ratings are available. Excluded from the Index are (i) bonds subject to the Alternative Minimum Tax, (ii) bonds issued for hospitals, skilled nursing facilities or continuing care retirement communities; (iii) bonds issued for single-family or multi-family housing, and (iv) bonds that are issued for "exempt facilities" for industrial development or for pollution control facilities of investor-owned utilities.

For maturity years beginning after December 31, 2015, bonds will not be subject to redemption prior to January 1, 2016. Bonds maturing prior January 1, 2016, will not be subject to redemption prior to the start of the maturity year of the bond. For indices created after December 31, 2010, the first redemption date permitted will be no less than five years from the end of the calendar year in which the fund is. As of December 31, 2009, there were approximately [___] issues included in the Index.

After reaching the maturity date of the bonds in its Index, the Fund intends to either: (i) merge its assets into a separate SPDR ETF that invests in tax-free municipal bonds; (ii) continue operations with a similar objective and strategy and a new maturity date; or (iii) wind up, terminate, and distribute its net assets to then-current shareholders (each, a "Subsequent Strategy"). During the interim period between the Fund's maturity date and the implementation of its Subsequent Strategy, the Fund will continue to invest in tax-free municipal bonds.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

Tax Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a municipal bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. These distributions may be at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. In addition. the rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in municipal bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Declining Yield Risk. During the period prior to the planned termination date, the Fund's yield will generally move toward prevailing tax-exempt money market rates, and may be lower than the yields of bonds previously held by the Fund or bonds currently in the market.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision by the adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Timothy T. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

Steven M. Hlavin manages the Tender Option Bond program that deploys inverse floating rate positions in Nuveen Asset Management's closed- and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

                                                                            XXX
SPDR NUVEEN BARCLAYS CAPITAL 2017 MUNICIPAL BOND ETF             (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Capital 2017 Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of investment-grade U.S. municipal bonds maturing in 2017 and to provide income that is exempt from regular federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses(1)                       [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital 2017 Municipal Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Barclays Capital 2017 Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index (the "Municipal Bond Index") and consists of bonds within the Municipal Bond Index with a maturity date of 2017. The Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Municipal Bond Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. In addition, to be included in the Index, bonds must be rated Aa3/AA- or higher and non callable. Where the ratings assigned by the agencies are not consistent, the Index will use the methodology of Barclays Capital, which uses the middle rating, if three ratings are available and the lower of two ratings if only two ratings are available. Excluded from the Index are (i) bonds subject to the Alternative Minimum Tax, (ii) bonds issued for hospitals, skilled nursing facilities or continuing care retirement communities; (iii) bonds issued for single-family or multi-family housing, and (iv) bonds that are issued for "exempt facilities" for industrial development or for pollution control facilities of investor-owned utilities.

For maturity years beginning after December 31, 2015, bonds will not be subject to redemption prior to January 1, 2016. Bonds maturing prior January 1, 2016, will not be subject to redemption prior to the start of the maturity year of the bond. For indices created after December 31, 2010, the first redemption date permitted will be no less than five years from the end of the calendar year in which the fund is. As of December 31, 2009, there were approximately [___] issues included in the Index.

After reaching the maturity date of the bonds in its Index, the Fund intends to either: (i) merge its assets into a separate SPDR ETF that invests in tax-free municipal bonds; (ii) continue operations with a similar objective and strategy and a new maturity date; or (iii) wind up, terminate, and distribute its net assets to then-current shareholders (each, a "Subsequent Strategy"). During the interim period between the Fund's maturity date and the implementation of its Subsequent Strategy, the Fund will continue to invest in tax-free municipal bonds.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

Tax Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a municipal bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. These distributions may be at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. In addition. the rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in municipal bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Declining Yield Risk. During the period prior to the planned termination date, the Fund's yield will generally move toward prevailing tax-exempt money market rates, and may be lower than the yields of bonds previously held by the Fund or bonds currently in the market.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision by the adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Timothy T. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

Steven M. Hlavin manages the Tender Option Bond program that deploys inverse floating rate positions in Nuveen Asset Management's closed- and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

                                                                             XXX
SPDR NUVEEN BARCLAYS CAPITAL 2018 MUNICIPAL BOND ETF             (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Capital 2018 Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of investment-grade U.S. municipal bonds maturing in 2018 and to provide income that is exempt from regular federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses(1)                       [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital 2018 Municipal Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Barclays Capital 2018 Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index (the "Municipal Bond Index") and consists of bonds within the Municipal Bond Index with a maturity date of 2018. The Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Municipal Bond Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. In addition, to be included in the Index, bonds must be rated Aa3/AA- or higher and non callable. Where the ratings assigned by the agencies are not consistent, the Index will use the methodology of Barclays Capital, which uses the middle rating, if three ratings are available and the lower of two ratings if only two ratings are available. Excluded from the Index are (i) bonds subject to the Alternative Minimum Tax, (ii) bonds issued for hospitals, skilled nursing facilities or continuing care retirement communities; (iii) bonds issued for single-family or multi-family housing, and (iv) bonds that are issued for "exempt facilities" for industrial development or for pollution control facilities of investor-owned utilities.

For maturity years beginning after December 31, 2015, bonds will not be subject to redemption prior to January 1, 2016. Bonds maturing prior January 1, 2016, will not be subject to redemption prior to the start of the maturity year of the bond. For indices created after December 31, 2010, the first redemption date permitted will be no less than five years from the end of the calendar year in which the fund is. As of December 31, 2009, there were approximately [___] issues included in the Index.

After reaching the maturity date of the bonds in its Index, the Fund intends to either: (i) merge its assets into a separate SPDR ETF that invests in tax-free municipal bonds; (ii) continue operations with a similar objective and strategy and a new maturity date; or (iii) wind up, terminate, and distribute its net assets to then-current shareholders (each, a "Subsequent Strategy"). During the interim period between the Fund's maturity date and the implementation of its Subsequent Strategy, the Fund will continue to invest in tax-free municipal bonds.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

Tax Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a municipal bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. These distributions may be at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. In addition. the rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in municipal bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Declining Yield Risk. During the period prior to the planned termination date, the Fund's yield will generally move toward prevailing tax-exempt money market rates, and may be lower than the yields of bonds previously held by the Fund or bonds currently in the market.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision by the adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Timothy T. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

Steven M. Hlavin manages the Tender Option Bond program that deploys inverse floating rate positions in Nuveen Asset Management's closed- and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

                                                                             XXX
SPDR NUVEEN BARCLAYS CAPITAL 2019 MUNICIPAL BOND ETF             (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Capital 2019 Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of investment-grade U.S. municipal bonds maturing in 2019 and to provide income that is exempt from regular federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses(1)                       [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital 2019 Municipal Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Barclays Capital 2019 Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index (the "Municipal Bond Index") and consists of bonds within the Municipal Bond Index with a maturity date of 2019. The Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Municipal Bond Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. In addition, to be included in the Index, bonds must be rated Aa3/AA- or higher and non callable. Where the ratings assigned by the agencies are not consistent, the Index will use the methodology of Barclays Capital, which uses the middle rating, if three ratings are available and the lower of two ratings if only two ratings are available. Excluded from the Index are (i) bonds subject to the Alternative Minimum Tax, (ii) bonds issued for hospitals, skilled nursing facilities or continuing care retirement communities; (iii) bonds issued for single-family or multi-family housing, and (iv) bonds that are issued for "exempt facilities" for industrial development or for pollution control facilities of investor-owned utilities.

For maturity years beginning after December 31, 2015, bonds will not be subject to redemption prior to January 1, 2016. Bonds maturing prior January 1, 2016, will not be subject to redemption prior to the start of the maturity year of the bond. For indices created after December 31, 2010, the first redemption date permitted will be no less than five years from the end of the calendar year in which the fund is. As of December 31, 2009, there were approximately [___] issues included in the Index.

After reaching the maturity date of the bonds in its Index, the Fund intends to either: (i) merge its assets into a separate SPDR ETF that invests in tax-free municipal bonds; (ii) continue operations with a similar objective and strategy and a new maturity date; or (iii) wind up, terminate, and distribute its net assets to then-current shareholders (each, a "Subsequent Strategy"). During the interim period between the Fund's maturity date and the implementation of its Subsequent Strategy, the Fund will continue to invest in tax-free municipal bonds.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

Tax Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a municipal bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. These distributions may be at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. In addition. the rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in municipal bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Declining Yield Risk. During the period prior to the planned termination date, the Fund's yield will generally move toward prevailing tax-exempt money market rates, and may be lower than the yields of bonds previously held by the Fund or bonds currently in the market.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision by the adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Timothy T. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

Steven M. Hlavin manages the Tender Option Bond program that deploys inverse floating rate positions in Nuveen Asset Management's closed- and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

                                                                             XXX
SPDR NUVEEN BARCLAYS CAPITAL 2020 MUNICIPAL BOND ETF             (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Capital 2020 Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of investment-grade U.S. municipal bonds maturing in 2020 and to provide income that is exempt from regular federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses(1)                       [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital 2020 Municipal Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Barclays Capital 2020 Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index (the "Municipal Bond Index") and consists of bonds within the Municipal Bond Index with a maturity date of 2020. The Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Municipal Bond Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. In addition, to be included in the Index, bonds must be rated Aa3/AA- or higher and non callable. Where the ratings assigned by the agencies are not consistent, the Index will use the methodology of Barclays Capital, which uses the middle rating, if three ratings are available and the lower of two ratings if only two ratings are available. Excluded from the Index are (i) bonds subject to the Alternative Minimum Tax, (ii) bonds issued for hospitals, skilled nursing facilities or continuing care retirement communities; (iii) bonds issued for single-family or multi-family housing, and (iv) bonds that are issued for "exempt facilities" for industrial development or for pollution control facilities of investor-owned utilities.

For maturity years beginning after December 31, 2015, bonds will not be subject to redemption prior to January 1, 2016. Bonds maturing prior January 1, 2016, will not be subject to redemption prior to the start of the maturity year of the bond. For indices created after December 31, 2010, the first redemption date permitted will be no less than five years from the end of the calendar year in which the fund is. As of December 31, 2009, there were approximately [___] issues included in the Index.

After reaching the maturity date of the bonds in its Index, the Fund intends to either: (i) merge its assets into a separate SPDR ETF that invests in tax-free municipal bonds; (ii) continue operations with a similar objective and strategy and a new maturity date; or (iii) wind up, terminate, and distribute its net assets to then-current shareholders (each, a "Subsequent Strategy"). During the interim period between the Fund's maturity date and the implementation of its Subsequent Strategy, the Fund will continue to invest in tax-free municipal bonds.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

Tax Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a municipal bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. These distributions may be at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. In addition. the rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in municipal bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Declining Yield Risk. During the period prior to the planned termination date, the Fund's yield will generally move toward prevailing tax-exempt money market rates, and may be lower than the yields of bonds previously held by the Fund or bonds currently in the market.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision by the adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Timothy T. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

Steven M. Hlavin manages the Tender Option Bond program that deploys inverse floating rate positions in Nuveen Asset Management's closed- and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

                                                                             XXX
SPDR NUVEEN BARCLAYS CAPITAL 2021 MUNICIPAL BOND ETF             (TICKER SYMBOL)

INVESTMENT OBJECTIVE

The SPDR Nuveen Barclays Capital 2021 Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of investment-grade U.S. municipal bonds maturing in 2021 and to provide income that is exempt from regular federal income taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [______]%
Distribution and Service (12b-1) Fees     0.0000%
Other Expenses(1)                       [______]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [______]%

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[___]   $[___]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital 2021 Municipal Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen Asset Management" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Barclays Capital 2021 Municipal Bond Index is a subset of the Barclays Capital Municipal Bond Index (the "Municipal Bond Index") and consists of bonds within the Municipal Bond Index with a maturity date of 2021. The Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Municipal Bond Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. In addition, to be included in the Index, bonds must be rated Aa3/AA- or higher and non callable. Where the ratings assigned by the agencies are not consistent, the Index will use the methodology of Barclays Capital, which uses the middle rating, if three ratings are available and the lower of two ratings if only two ratings are available. Excluded from the Index are (i) bonds subject to the Alternative Minimum Tax, (ii) bonds issued for hospitals, skilled nursing facilities or continuing care retirement communities; (iii) bonds issued for single-family or multi-family housing, and (iv) bonds that are issued for "exempt facilities" for industrial development or for pollution control facilities of investor-owned utilities.

For maturity years beginning after December 31, 2015, bonds will not be subject to redemption prior to January 1, 2016. Bonds maturing prior January 1, 2016, will not be subject to redemption prior to the start of the maturity year of the bond. For indices created after December 31, 2010, the first redemption date permitted will be no less than five years from the end of the calendar year in which the fund is. As of December 31, 2009, there were approximately [___] issues included in the Index.

After reaching the maturity date of the bonds in its Index, the Fund intends to either: (i) merge its assets into a separate SPDR ETF that invests in tax-free municipal bonds; (ii) continue operations with a similar objective and strategy and a new maturity date; or (iii) wind up, terminate, and distribute its net assets to then-current shareholders (each, a "Subsequent Strategy"). During the interim period between the Fund's maturity date and the implementation of its Subsequent Strategy, the Fund will continue to invest in tax-free municipal bonds.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Index Tracking Risk. While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Fixed Income Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

Tax Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

Non-Diversification Risk. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a municipal bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. These distributions may be at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. In addition. the rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in municipal bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Declining Yield Risk. During the period prior to the planned termination date, the Fund's yield will generally move toward prevailing tax-exempt money market rates, and may be lower than the yields of bonds previously held by the Fund or bonds currently in the market.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

The Adviser has has retained Nuveen Asset Management ("Nuveen Asset Management" or "Sub-Adviser"), as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision by the adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen Asset Management where the context requires.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are:

Timothy T. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010.

Steven M. Hlavin manages the Tender Option Bond program that deploys inverse floating rate positions in Nuveen Asset Management's closed- and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.

ADDITIONAL STRATEGIES

GENERAL. The Sub-Adviser seeks to track the performance of a Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

Under various circumstances where it may not be possible or practical to purchase all of the securities in the benchmark Index for each Fund, and in particular for Funds that employ a sampling strategy, the Sub-Adviser will utilize a sampling methodology. Sampling means that the Sub-Adviser uses quantitative analysis to select securities that represent a sample of securities in the relevant Index that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Sub-Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Sub-Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.

Each Fund, except for the SPDR Nuveen Barclays Capital Build America Bond ETF, has adopted a fundamental investment policy to invest at least 80% of its assets in investments the income of which is exempt from federal income tax. Additionally, the SPDR Nuveen Barclays Capital Build America Bond ETF has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name, measured at the time of investment. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Board of Trustees of the Trust (the "Board") may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated. Each Fund will provide shareholders with at least 60 days notice prior to changing its Index. The Board may also change a Fund's investment objective without shareholder approval.

CERTAIN OTHER INVESTMENTS. Each Fund may invest in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act")); convertible securities; variable rate demand notes (VRDNs); commercial paper; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

TEMPORARY DEFENSIVE POSITIONS. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may invest beyond the normal limits in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

BORROWING MONEY. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

LENDING SECURITIES. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through their securities lending agent, State Street Bank and Trust Company ("Lending Agent"), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is as least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

                           ADDITIONAL RISK INFORMATION

     The following section provides additional information regarding certain of the principal risks identified under "Risks of Investing in the Fund" in the Fund Summaries along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS

MARKET RISK: An investment in a Fund involves risks similar to those of investing in any fund of fixed income securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The values of fixed income securities could decline generally or could underperform other investments. Different types of fixed income securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

INTEREST RATE RISK: Interest rate risk is the risk that the securities in the Fund's portfolio will decline in value because of increases in market interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

ISSUER RISK: There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's securities.

CREDIT RISK: A Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer's ability to make such payments cause the price of the bond to decline. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than Funds that invest in other debt obligations.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector and the Fund may not achieve a high degree of correlation with its Index. Furthermore, if a Fund's principal investment strategies involve investing in municipal securities or high yield securities, the Fund's portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.

REINVESTMENT RISK: The Fund's performance may be adversely impacted when interest rates fall because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature. This risk is typically greater with respect to short-term bond funds and lower for long-term bond funds.

CALL RISK: The Fund may invest in callable bonds, and such issuers may "call" or repay securities with higher coupon or interest rates before the security's maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

INCOME RISK: The Fund's income may decline due to falling interest rates. During a period of falling interest rates, income risk is generally higher for short term bond funds, moderate for intermediate term bond funds and low for long term bond funds. Therefore, investors should expect a Fund's monthly income to fluctuate accordingly.

ADDITIONAL RISKS

TRADING ISSUES. Although the shares of the Funds ("Shares") are listed for trading on NYSE Arca, Inc. (the "Exchange") and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

FLUCTUATION OF NET ASSET VALUE. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

COSTS OF BUYING OR SELLING SHARES. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

LENDING OF SECURITIES. Although the Funds are indemnified by the Lending Agent for losses incurred in connection with a borrower's default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

CONCENTRATION. A Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Fund's underlying index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

MONEY MARKET FUND INVESTMENTS. Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

DERIVATIVES. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

CONTINUOUS OFFERING. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may occur.

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.

                                   MANAGEMENT

Adviser. SSgA Funds Management, Inc. serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of [___], the Adviser managed approximately $[___] billion in assets and SSgA managed approximately $[___] trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to each Fund under the Investment Advisory Agreement, each Fund expects to pay the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:

SPDR Nuveen S&P High Yield Municipal Bond ETF          0.[______]%
SPDR Nuveen Barclays Capital Build America Bond ETF    0.[______]%
SPDR Nuveen Barclays Capital 2012 Municipal Bond ETF   0.[______]%
SPDR Nuveen Barclays Capital 2013 Municipal Bond ETF   0.[______]%
SPDR Nuveen Barclays Capital 2014 Municipal Bond ETF   0.[______]%
SPDR Nuveen Barclays Capital 2015 Municipal Bond ETF   0.[______]%
SPDR Nuveen Barclays Capital 2016 Municipal Bond ETF   0.[______]%
SPDR Nuveen Barclays Capital 2017 Municipal Bond ETF   0.[______]%
SPDR Nuveen Barclays Capital 2018 Municipal Bond ETF   0.[______]%
SPDR Nuveen Barclays Capital 2019 Municipal Bond ETF   0.[______]%
SPDR Nuveen Barclays Capital 2020 Municipal Bond ETF   0.[______]%
SPDR Nuveen Barclays Capital 2021 Municipal Bond ETF   0.[______]%

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

Investment Sub-Adviser. Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained Nuveen Asset Management ("Nuveen Asset Management") as sub-adviser, to be responsible for the day to day management of the Funds' investments, subject to supervision by the adviser and the Board. The Adviser provides administrative, compliance and general management services to the Fund. Nuveen Asset Management offers advisory and investment management services to a broad range of mutual fund clients and has extensive experience in managing municipal securities. As of [___], Nuveen Asset Management managed approximately $[___] billion in assets. Nuveen Asset Management's principal business address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Asset Management is a wholly-owned subsidiary of Nuveen Investments, Inc.

     In accordance with the Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, the Adviser pays Nuveen Asset Management a percentage of the advisory fee paid by the Funds to the Adviser as set forth below after deducting payments to fund service providers and fund expenses. The Fund is not responsible for the fees paid to Nuveen Asset Management.

SPDR Nuveen S&P High Yield Municipal Bond ETF          [______]%
SPDR Nuveen Barclays Capital Build America Bond ETF    [______]%
SPDR Nuveen Barclays Capital 2012 Municipal Bond ETF   [______]%
SPDR Nuveen Barclays Capital 2013 Municipal Bond ETF   [______]%
SPDR Nuveen Barclays Capital 2014 Municipal Bond ETF   [______]%
SPDR Nuveen Barclays Capital 2015 Municipal Bond ETF   [______]%
SPDR Nuveen Barclays Capital 2016 Municipal Bond ETF   [______]%
SPDR Nuveen Barclays Capital 2017 Municipal Bond ETF   [______]%
SPDR Nuveen Barclays Capital 2018 Municipal Bond ETF   [______]%
SPDR Nuveen Barclays Capital 2019 Municipal Bond ETF   [______]%
SPDR Nuveen Barclays Capital 2020 Municipal Bond ETF   [______]%
SPDR Nuveen Barclays Capital 2021 Municipal Bond ETF   [______]%

     A discussion regarding the Board's consideration of the Investment Advisory Agreement and Sub-Advisory Agreement can be found in the Trust's Semi-Annual Report to Shareholders for the period ended [___].

     Portfolio Managers. Nuveen Asset Management manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio.

     The professionals primarily responsible for the day-to-day management of each Fund are:

FUND                                                             PORTFOLIO MANAGERS
----                                                   ----------------------------------------
SPDR Nuveen S&P High Yield Municipal Bond ETF          Johnathan N. Wilhelm and Timothy T. Ryan
SPDR Nuveen Barclays Capital Build America Bond ETF    Daniel J. Close and Timothy T. Ryan
SPDR Nuveen Barclays Capital 2012 Municipal Bond ETF   Timothy T. Ryan and Steven M. Hlavin
SPDR Nuveen Barclays Capital 2013 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2014 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2015 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2016 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2017 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2018 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2019 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2020 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2021 Municipal Bond ETF

Johnathan N. Wilhelm. Mr. Wilhelm is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Wilhelm joined Nuveen Asset Management in 1999 and has over twenty years of industry experience. He manages approximately $3.0 billion in municipal securities. From 1999 to 2006, Mr. Wilhelm headed the research activities for industrial development bonds, utilities and real estate-backed financings. Prior to joining Nuveen Asset Management in 1999, Mr. Wilhelm was a Senior Credit Analyst in the Van Kampen Senior Loan Group. He received his B.S. in Business from Miami University of Ohio and his J.D. from DePaul University.

Timothy T. Ryan. Mr. Ryan is a [___] and Portfolio Manager at Nuveen Investments. Mr. Ryan joined Nuveen Investments in 2010. Prior to joining Nuveen Asset Management, Mr. Ryan was a principal of SSgA FM and a Vice President of SSgA and responsible for managing the series of the Trust that invest primarily in municipal securities. Prior to joining SSgA, Mr. Ryan was a lead portfolio manager in the municipal bond group at Deutsche Bank Asset Management, formally Scudder Insurance Asset Management. His clients included nuclear decommissioning trusts, insurance portfolios and corporate cash. Mr. Ryan began working at Deutsche Bank in 1991 as a municipal bond analyst covering high yield, transportation, higher education, general obligation, and money market sectors. He joined Deutsche Bank with 8 years of experience as vice president and investment banker at Mesirow Financial and vice


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president and financial consultant at Speer Financial. Mr. Ryan has a BS from
University of Wisconsin and a Master of Management from JL Kellogg Graduate School of Management Northwestern University. Mr. Ryan has earned the Chartered Financial Analyst designation.

Daniel J. Close. Mr. Close serves as a portfolio manager for many of Nuveen Asset Management's state-specific open-end municipal bond funds, as well as several closed-end exchange-traded funds. He has been with Nuveen Asset Management since 2000. Prior to his current position, he served as a research analyst covering corporate-backed, energy, transportation and utility credits. Before joining Nuveen Asset Management, Mr. Close worked as an analyst at Banc of America Securities specializing in originating and structuring asset-backed securities. He received his B.S. in business from Miami University in Ohio and his M.B.A. at the J. L. Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.

Steven M. Hlavin. Mr. Hlavin is responsible for the inverse floating rate positions in Nuveen Asset Management's closed- and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. He serves as co- chairman of Nuveen Asset Management's Yield Curve Committee. Prior to his current position, Mr. Hlavin worked as a senior analyst responsible for the risk management and performance reporting process for Nuveen Asset Management. Mr. Hlavin joined Nuveen Asset Management in 2003. Mr. Hlavin earned his B.A. in finance and accounting and his M.B.A. in finance from Miami University. He has been a speaker at the Leveraging Performance Attribution Analysis for Fixed Income Investments Conference series.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

     Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street Bank"), part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

     Lending Agent. State Street Bank is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. State Street Global Markets, LLC (the "Distributor"), part of State Street Corporation, is the distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                      INDEX/TRADEMARK LICENSES/DISCLAIMERS

INDEX PROVIDER INFORMATION

S&P National AMT-Free Municipal High Yield Index, "S&P(R)", "Standard & Poor's(R)", are trademarks of The McGraw-Hill Companies, Inc. ("McGraw-Hill").

SPDR Nuveen S&P High Yield Municipal Bond ETF is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. SSgA Fund Management, Inc, and the Trust are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of McGraw-Hill.

The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Adviser, the Sub-Adviser, the Distributor, or Beneficial Owners of the Fund's Shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Fund particularly or the ability of the S&P National AMT-Free Municipal High Yield Index to track bond performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P National AMT-Free Municipal High Yield Index which is determined, comprised and calculated by S&P without regard to the Fund or its shareholders. S&P has no obligation to take the needs of the Fund or their shareholders into consideration in determining, comprising or calculating the S&P National AMT-Free Municipal High Yield Index. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund's Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MUNICIPAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO


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WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER OR
SUB-ADVISER, THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MUNICIPAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P NATIONAL AMT-FREE MUNICIPAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BARCLAYS CAPITAL INDEXES

     The Adviser ("Licensee") acknowledges and expressly agrees that the Barclays Capital ETFs ("Products" or "ETF") are not sponsored, endorsed, sold or promoted by Barclays Capital ("Licensor"), and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefore, or any data included therein or relating thereto, in connection with the trading of any ETF based thereon or for any other purpose. Licensor's only relationship to the Licensee with respect to the Products is the licensing of certain trademarks and trade names of Licensor and the Licensor Indices that are determined, composed and calculated by Licensor without regard to Licensee or the Products. Licensor has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Licensor Indices. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Products. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Products.

     LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON'S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEXES.

SPDR TRADEMARK

     The "SPDR" trademark is used under license from The McGraw-Hill Companies, Inc. ("McGraw-Hill"). No financial product offered by the Trust, or its affiliates is sponsored, endorsed, sold or promoted by McGraw-Hill. McGraw-Hill makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. McGraw-Hill is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. McGraw-Hill has no obligation or liability in connection with the administration, marketing or trading of financial products.

     WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MCGRAW-HILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                    ADDITIONAL PURCHASE AND SALE INFORMATION


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

     The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

     The trading prices of a Fund's Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund's net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund's Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long. Information showing the number of days the market price of a Fund's Shares was greater than the Fund's net asset value and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds' website at www.SPDR.com.

     The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities' local market and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

     The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

                              OTHER CONSIDERATIONS

     Distribution and Service Plan. Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund's average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made for at least the next twelve (12) months of operations. Additionally, the implementation of any such payments would have to be approved by the Board prior to implementation. Because these fees would be paid out of each Fund's assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                  DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."


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

     Income dividend distributions, if any, are generally distributed to shareholders monthly, but may vary significantly from month to month. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code (the "Code").

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

                           ADDITIONAL TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

-    Each Fund makes distributions;

-    You sell Shares listed on the Exchange; and

-    You create or redeem Creation Units.

TAXES ON DISTRIBUTIONS FOR THE SPDR NUVEEN BUILD AMERICA BOND ETF ("BAB ETF"). Distributions from the BAB ETF's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund.

TAXES ON DISTRIBUTIONS ON FUNDS OTHER THAN THE BAB ETF ("MUNICIPAL BOND ETFs"). Dividends paid by a Municipal Bond ETF that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond ETF intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxes and, with respect to each Municipal Bond ETF except the SPDR Nuveen S&P High Yield Municipal Bond ETF (the "High Yield ETF"), each Municipal Bond ETF intends to invest in municipal securities which are exempt from the federal alternative minimum tax. Dividends paid by a Municipal Bond ETF will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of such Fund's tax-exempt interest income as long as 50% or more of the value of such Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as such Fund designated such dividends as exempt-interest dividends. Each Municipal Bond ETF, however, is able to invest up to 20% of its net assets in taxable securities, the income from which is subject to regular federal income tax when distributed to shareholders.

There is no limit on the types of municipal securities that the High-Yield ETF can purchase. Accordingly, because a the High-Yield ETF may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the High Yield ETF may not be an appropriate investment for shareholders who are considered either a "substantial user" or "related person" within the meaning of the Code. In addition, interest on certain municipal securities that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent the High Yield ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The High Yield ETF will annually supply shareholders with a report indicating the percentage of its income attributable to municipal securities required to be included in calculating the federal alternative minimum tax. In addition, interest on all municipal securities, and therefore all distributions by the High Yield ETF that would otherwise be tax exempt, is required to be included in calculating a corporation's adjusted current earnings for purposes of the alternative minimum tax calculation applicable to corporations. For additional information, investors should consult their tax advisors before investing in the High Yield ETF.


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Depending on a shareholder's state of residence, exempt interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of a state other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

ALL FUNDS. Distributions from a Fund's net investment income (other than qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Taxable dividends of the Funds, if any, are not expected to be made up of qualified dividend income or to qualify for a dividends received deduction if you are a corporate shareholder. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your Shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Although the Funds do not seek to realize taxable income or capital gains, the Funds may realize and distribute taxable income or capital gains from time to time as a result of the Funds' normal investment activities.

The extent to which a Fund redeems Creation Units in cash may result in more capital gains being recognized by a Fund as compared to exchange traded funds that redeem Creation Units in-kind.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax advisor.

Exempt-interest dividends from a Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive. If you receive Social Security or railroad retirement benefits, you should consult your tax advisor about how an investment in a Fund may affect the taxation of your benefits.

Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

ORIGINAL ISSUE DISCOUNT. Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, a Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in a Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund's income with respect to the bond for the taxable year.


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

MARKET DISCOUNT (FOR SECURITIES OTHER THAN MUNICIPAL SECURITIES). Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

MARKET DISCOUNT (MUNICIPAL SECURITIES). If a Fund purchases a municipal security at a market discount, any gain realized by the Fund upon sale or redemption of the municipal security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

NON-U.S. INVESTORS. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

TAXES ON EXCHANGE-LISTED SHARE SALES. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.


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                               GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

     Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. [_________] serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                          PREMIUM/DISCOUNT INFORMATION

Each Fund had not commenced operations prior to the date of this Prospectus and therefore does not have information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year. When available, such information will be provided at http://www.SPDR.com.

                              FINANCIAL HIGHLIGHTS

Each Fund had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.

                       WHERE TO LEARN MORE ABOUT THE FUNDS

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. An SAI is on file with the SEC and provides more information about the Funds. The SAI is incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at http://www.spdrs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

     The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF EACH FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

                         The Trust's Investment Company Act Number is 811-08839.

THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                       SPDR(R) SERIES TRUST (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

                            Dated [__________], 2010

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the prospectus dated [__________], 2010, as may be revised from time to time.

                                                       TICKER
                                                       ------
SPDR Nuveen S&P High Yield Municipal Bond ETF           (XXX)
SPDR Nuveen Barclays Capital Build America Bond ETF     (XXX)
SPDR Nuveen Barclays Capital 2012 Municipal Bond ETF    (XXX)
SPDR Nuveen Barclays Capital 2013 Municipal Bond ETF    (XXX)
SPDR Nuveen Barclays Capital 2014 Municipal Bond ETF    (XXX)
SPDR Nuveen Barclays Capital 2015 Municipal Bond ETF    (XXX)
SPDR Nuveen Barclays Capital 2016 Municipal Bond ETF    (XXX)
SPDR Nuveen Barclays Capital 2017 Municipal Bond ETF    (XXX)
SPDR Nuveen Barclays Capital 2018 Municipal Bond ETF    (XXX)
SPDR Nuveen Barclays Capital 2019 Municipal Bond ETF    (XXX)
SPDR Nuveen Barclays Capital 2020 Municipal Bond ETF    (XXX)
SPDR Nuveen Barclays Capital 2021 Municipal Bond ETF    (XXX)

The SPDR Nuveen S&P High Yield Municipal Bond ETF, SPDR Nuveen Barclays Capital Build America Bond ETF, SPDR Nuveen Barclays Capital 2012 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2013 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2014 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2015 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2016 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2017 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2018 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2019 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2020 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2021 Municipal Bond ETF (each a "Fund" and together the "Funds") are exchange-traded funds which are series of the Trust, and are discussed in this SAI. SSgA Funds Management, Inc. is the investment adviser ("Adviser") for the Funds. State Street Global Markets, LLC is the principal underwriter (referred to herein as "Distributor" or "Principal Underwriter") for the Funds' shares.

The Funds had not commenced operations as of the date of this SAI and therefore did not have financial information to report for the Trust's June 30, 2009 fiscal year end.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust's website at www.SPDR.com or by calling 1-866-787-2257.

TABLE OF CONTENTS

General Description of the Trust.........................................
Additional Index Information.............................................
Investment Policies......................................................
Special Considerations and Risks.........................................
Investment Restrictions..................................................
Exchange Listing and Trading.............................................
Management of the Trust..................................................
Brokerage Transactions...................................................
Book Entry Only System...................................................
Purchase and Redemption of Creation Units................................
Determination of Net Asset Value.........................................
Dividends and Distributions..............................................
Taxes....................................................................
Capital Stock and Shareholder Reports....................................
Counsel and Independent Registered Public Accounting Firm................
Local Market Holiday Schedules...........................................
Proxy Voting Policies and Procedures.....................................

                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of multiple investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on June 12, 1998. The offering of each Fund's shares ("Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act"). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specified market index (each an "Index" and together the "Indexes"). SSgA Funds Management, Inc. (the "Adviser") and Nuveen Asset Management (the "Sub-Advsiser") manage each Fund.

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as "NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"). Each Fund generally offers and issues Shares in exchange for a cash payment equal in value to a basket of securities included in its Index ("Deposit Cash") together with the deposit of a specified cash payment ("Cash Component"). The Trust reserves the right to permit or require the substitution of a basket of securities included in an Index ("Deposit Securities") in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. The Trust will accept offers to redeem Creation Units generally in-kind only; however, the Trust reserves the right to accept cash (subject to applicable legal requirements) in lieu of securities at its discretion, although it has no current intention of doing so. A Creation Unit of each Fund consists of 100,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities or Deposit Cash, as the case may be, subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See "Purchase and Redemption of Creation Units." The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, either an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

The SPDR Nuveen S&P High Yield Municipal Bond ETF, SPDR Nuveen Barclays Capital 2012 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2013 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2014 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2015 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2016 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2017 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2018 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2019 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2020 Municipal Bond ETF, SPDR Nuveen Barclays Capital 2021 Municipal Bond ETF may collectively be referred to as the "Municipal Bond ETFs."

                               INVESTMENT POLICIES

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Fund and, therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse effect on a Fund's performance or subject a Fund's Shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986 as amended ("Internal Revenue Code"), and to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that a Fund will meet their investment objectives.

CONCENTRATION

Each Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect a Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.

BONDS

Each Fund invests a substantial portion of its assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.


An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the "real" value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

HIGH YIELD SECURITIES

The SPDR Nuveen S&P High Yield Municipal Bond ETF invests a portion of its assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value per share of the Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, the Index seeks to include primarily high yield securities that the Index provider believes have greater liquidity than the broader high yield securities market as a whole.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

U.S. GOVERNMENT OBLIGATIONS

The Funds may invest a portion of their assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

One type of U.S. Government obligations, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.

Other U.S. Government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal Home Loan Banks ("FHLB"), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

MUNICIPAL SECURITIES

General. Each Fund will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Funds to value accurately than securities of public corporations. Since the Funds invest a significant portion of their portfolios in municipal securities, a Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Funds' Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate a Fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

CONSIDERATIONS REGARDING INVESTMENT IN CALIFORNIA MUNICIPAL SECURITIES

The Funds may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California municipal obligations, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on the debt obligations of California issuers. The information is derived from sources that are generally available to investors, including the State's Treasurer's Office's Official Statement and other information promulgated by the State's Treasurer's Office, the Department of Finance and the State Controller's Office. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Trust or its legal counsel, and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. The information can be found at the website of the California State Treasurer at www.treasurer.ca.gov. No such information is intended to be incorporated by reference into this Statement of Additional Information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

Certain tax-exempt securities in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California's economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California's economy is also one of the most diverse in the world, with major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. In May 2009, the Department of Finance projected that the California economy would contract sharply in calendar year 2009 and grow slowly in 2010, with the state's unemployment rate increasing in both years. Since the May 2009 projection, the national and California economies have slowed further, but there have been increasing signs that the rate of decline is moderating. According to the Department of Finance, while unemployment continues to increase, payroll employment continues to fall, and credit remains tight, the rate at which jobs are being lost has declined considerably and more and more financial markets are getting back to normal operation. According to the Department of Finance, although consumers remain cautious and capital spending remains weak, residential real estate markets are starting to improve.

California receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax. The state expends money on a variety of programs and services. Significant elements of state expenditures include education (both kindergarten through 12th grade and higher education), health and human services, correctional programs, transportation and debt service. Most of the major revenue sources of the State are deposited into the General Fund, which is the principal operating fund for the majority of the governmental activities of the State. As the Department of Finance reports, California, as the rest of the nation, is in a severe economic recession. According to the Department of Finance, personal income fell in the state in the fourth quarter of 2008 and the first quarter of 2009, down 0.2 percent from a year ago. The weak economy also resulted in a dramatic reduction in state tax revenues over the last two years. According to the State Controller, in August 2009, total General Fund revenues were down by $237 million or 3.6% from estimates made in the Amended 2009 Budget Act signed by the Governor on July 28, 2009 (the "Amended 2009 Budget Act"). This was largely due to personal income tax revenues that were 8.9% below estimates and sales tax revenues that were 5.5% below estimates. While corporate taxes were $27.3 million or 22.6% above estimates, the total for personal income, sales and corporate tax revenues combined were below estimates by $405 million or 6.5%.

California's 2008 Budget Act was enacted in mid-September 2008, as a result of difficulty balancing the budget with reduced revenues. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, before the massive economic downturn in September and October of 2008. As a result, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, inducing the California Legislature to enact corrective actions. Consequently, the Initial 2009 Budget Act was adopted on February 19, 2009. However, the state continued to experience significant declines in revenues and other financial pressures. On July 24, 2009, the Legislature approved amendments to the Initial 2009 Budget Act and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act includes an additional $24 billion in solutions to address the budget shortfall identified in the Initial 2009 Budget Act. Under the Amended 2009 Budget Act, General Fund revenues and transfers are projected to increase 6.4 percent, from $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10, due to the enactment of certain temporary new revenue measures (as discussed further below). The Amended Budget Act contains $84.6 billion in General Fund appropriations for 2009-10, as compared to $91.5 billion in 2008-09, a 7.6 percent decrease. The total reserve for the State is projected to be $500 million in 2010, as compared to negative $4.5 billion in 2009.

The Amended 2009 Budget Act as well as other budget initiatives are summarized below. However, the Amended 2009 Budget Act and related legislation addressing the state's financial situation are based on a variety of assumptions. There can be no assurances that the financial condition of the state will not be further materially adversely affected by actual conditions or circumstances, including but not limited to: 1) the state's economic performance being significantly worse that projected, resulting in lower cash receipts from major tax sources;
2) furloughs and/or layoffs of State workers resulting in potential General Fund revenue loss; 3) current and future legal challenges to budget solutions as well as other numerous legal proceedings the state is a party to; 4) the potential that the state may be required by orders of a federal court to fund prison healthcare improvements in excess of amounts set forth in the Amended 2009 Budget Act; and 5) the impact of any current or future legislation.

BUDGET INITIATIVES

Cash Management

The State has regularly issued short-term obligations to meet cash flow needs in the form of a type of external borrowing called "revenue anticipation notes" ("RANs"). RANs mature prior to the end of fiscal year issuance. The State has issued RANs in 22 of the last 23 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay "Priority Payments," payments made to, among other things, (i) support the public school system and public institutions of higher education, (ii) pay principal on general obligation bonds and general obligation notes of the state (as described below), (iii) reimburse local governments for certain reductions in ad valorem property taxes, (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be to repay borrowings and (v) pay, among other things, state employees' wages and benefits, state payments to pension and other state employee benefit trust funds and lease payments to support lease revenue bonds. For the 2008-09 fiscal year, the State's cash management plan anticipated the issuance of a total of $7 billion of RANs, beginning with the initial issuance of $5 billion worth of RANs, with additional notes to be sold at a later date. However, the state did not issue additional RANs, following the release of reduced projections of revenues. Without the additional money from a second RAN sale, starting in February 2009, the Controller deferred making payments, such as tax refunds to certain vendors and payments to counties for certain social services during the month of February 2009. The February 2009 Budget Package included several bills to improve the state's cash management resources, including authorization of additional internal borrowings from special funds and the deferral of certain payments to schools and local governments. In addition, the state received early payment from the federal economic stimulus bill and issued $500 million of new RANs. In March 2009, the state was able to repay all deferred payments and all of its other obligations through June 30, 2009, including the repayment of $5.5 billion of RANS. On July 2, 2009, facing a potential cash shortage, the Controller issued registered warrants to pay certain lower-priority state obligations. Registered warrants are interest bearing obligations (commonly known as "IOUs") that may be issued with or without a maturity date. The state issued approximately $2.6 billion of registered warrants to pay a variety of obligations commencing on July 2, 2009, all of which were called for early redemption and ceased to accrue interest as of September 3, 2009. Approximately $590 million of registered warrants have yet to be presented for redemption and remain outstanding as of September 2009. Since the 1930s, the state had only issued registered warrants once before, in 1992, during another economic recession and in the midst of a delayed budget enactment. During the period from July 2 to September 4, 2009, the state continued to pay its highest priority obligations, including payments to schools, with normal warrants and debt service on state bonds. On August 27, 2009, the state issued interim RANs of $1.5 billion, with a maturity date of October 5, 2009.

Special Fund for Economic Uncertainties

The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller must then return the money so transferred without payment of interest as soon as there is sufficient money in the General Fund. The State Controller is also authorized to transfer the unencumbered balance in the General Fund to the SFEU, as of the end of each fiscal year.

Budget Stabilization Account

In March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 establishes a special budgetary reserve, the Budget Stabilization Account ("BSA"). Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues was transferred by the State Controller into the BSA (to reach a ceiling of 3 percent by 2008-09). These transfers would continue until the balance in the BSA reached $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would go back into effect whenever the balance falls below $8 billion or the 5 percent mark. The BSA is used to repay the ERBs and provide a "rainy-day" fund for future economic downturns or natural disasters. Proposition 58 also allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

The 2007, 2008 and 2009 Budget Acts give the Director of Finance authority to transfer money from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.494 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008 due to a $24.3 billion budget deficit identified in the 2008-09 Budget. Consequently, on May 28, 2008, the Governor suspended the 2008-09 transfer of $3.018 billion from the General Fund to the BSA, as had been proposed in the 2008-09 Budget. Due to a drastic decline in General Fund revenues, the Governor issued an Executive Order on May 29, 2009, suspending the 2009-10 transfer estimated at approximately $2.8 billion from the General Fund to BSA. There are currently no monies in the BSA.

AMENDED 2009 BUDGET ACT

The Amended 2009 Budget Act includes several major changes in General Fund revenues. The Amended 2009 Budget Act did not include any additional tax increases over those provided for pursuant to the Initial 2009 Budget Act, though it does include certain tax law changes intended to increase tax compliance and accelerate the receipt of revenues. As part of the Amended 2009 Budget Act, the Department of Finance assumed that revenues in fiscal year 2009-10 would be $3.0 billion lower than the level assumed in the 2009-10 May forecast. Additional revenues were expected to be generated from the following tax law changes: (i) temporary sales tax law increase effective April 1, 2009 through June 30, 2011; (ii) a temporary increase in vehicle license fees effective May 19, 2009 through June 30, 2011; (iii) additional purchase income tax surcharge; and (iv) temporary reduction in the personal income tax exemption credit for dependents. However, the expected additional revenue from these tax law changes did not take into account the $3.0 billion reduction in anticipated revenues. Other tax law changes are expected to affect the General Fund. For example, requiring non-retailers to register with the Board of Equalization and submit tax returns that were subject to the use tax but for which no such tax has yet been paid is expected to increase General Fund sales and use tax revenue by $26 million in 2009-10 and $123 million in 2010-11. Accelerated estimated tax payments are expected to accelerate $250 million in personal income tax receipts and $260 million in corporate tax receipts, while accelerated wage withholding is expected to accelerate $1.7 billion of personal income tax receipts into 2009-10. Requiring backup withholding on gambling winnings and for individuals or entities that report payments on IRS Form 1099 is expected to increase personal income tax revenues by $32 million in 2009-10.

ABOUT MUNICIPAL OBLIGATIONS

As of August 1, 2009, the State had outstanding approximately $68.8 billion aggregate principal amount of long-term general obligation bonds, of which approximately $58.9 billion were payable primarily from the state's General Fund, and approximately $9.9 billion were payable first from the other revenue sources. As of August 1, 2009, there were unused voter authorizations for the future issuance of approximately $54.7 billion of long-term obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $1.3 billion are for bonds payable first from other revenue sources. The general obligation bond law also permits the state to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of August 1, 2009, the state had outstanding $7.3 billion principal amount of variable rate general obligation bonds (which includes a portion of Economic Recovery Bonds ("ERBs") described below), representing about 10.5 percent of the state's total outstanding general obligation bonds as of that date. The state is required to pay the principal of any general obligation bonds, with the exception of ERBs, which are subject to optional or mandatory tender. After August 1, 2009, the statue issued $199.9 million of general obligation bonds with a mandatory tender date of November, 2012, in a private placement to a government entity. As noted, the state may also issue commercial paper notes, some, but not all, of which may be renewed or refunded by the issuance of long-term bonds. It is currently the state's policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. The balance of such funding has been done through internal borrowing by the state. The state then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). As of August 26, 2009, approximately $1.5 billion in aggregate principal amount of general obligation commercial paper notes were outstanding.

In addition to general obligation bonds, the State also issues lease purchase obligations. Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a state agency, the California State University, or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. As of August 1, 2009, the State had approximately $8 billion in outstanding General Fund-supported lease purchase obligations. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $11.6 billion of authorized and unissued lease revenue bonds as of August 1, 2009. Certain state agencies and authorities also issue revenue bonds for which the General Fund has no liability. As of June 30, 2009, state agencies and authorities had approximately $53 billion aggregate principal amount of revenue bonds and notes outstanding which are non-recourse to the General Fund. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary from the credit quality of those obligations backed by the full faith and credit of the State.

Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and issued to approximately $66.3 billion as of August 1, 2009. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bond are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Amended 2009 Budget Act assumes that $14 billion of general obligation bonds will be issued in fiscal year 2009-10.

Economic Recovery Bonds

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds ("ERBs") to finance the State's negative General Fund balance.

The repayment of the ERBs is secured by a pledge of revenues from an increase in the State's share of the sales and use tax of 0.25% starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State's full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor's Budget, the state issued approximately $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except refunding bonds which may be issued in the future.

Tobacco Settlement Revenue Bonds

In 1998, the state signed a settlement agreement with four major cigarette manufacturers (the "Manufacturers"). Under the settlement agreement, the Manufacturers agreed to make payments to the state in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Half of the payments made by the Manufacturers will be paid to the state and half to local governments (all counties and cities of San Diego, Los Angeles, San Francisco and San Jose). In connection with the settlement, a bill was enacted authorizing the issuance of revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. In 2003, in connection with a second sale of the bonds, the bill was amended to require the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second sale) of the bonds when such tobacco settlement revenues are insufficient. Tobacco settlement revenue bonds are neither general nor legal obligations of the state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the state or any political subdivision is or shall be pledged to the payment of any such bonds, with the exception of the General Fund appropriation request previously discussed. Although payments have been adjusted in the past, to date, tobacco settlement revenues have been sufficient to pay debt service with respect to the bonds, and therefore no request for an appropriation has ever been invoked.

California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including RANs and RAWs, when due. As of the last Official Statement from the Treasurer's Office released at the end of September 2009, the state's general obligation bonds were rated "Baa1" by Moody's, "A" by S&P, and BBB by Fitch. The RANs have received ratings of MIG 1, SP-1 and F-2 by Moody's, S&P and Fitch, respectively. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

CONSIDERATIONS REGARDING INVESTMENT IN NEW YORK MUNICIPAL SECURITIES

The Funds may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on issuers' ability to maintain debt service on their obligations. The information is primarily derived from the Annual Information Statement of the State of New York and updates and supplements thereto. These sources are prepared by the Department of Budget and are available to investors at www.budget.state.ny.us. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Trust or its legal counsel and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

The Annual Information Statement ("AIS") of the State of the New York is provided by the Department of Budget ("DOB") subsequent to the fiscal year end of March 31. The AIS constitutes the official disclosure statement regarding the financial condition of the State of New York. The information provided below is based on the AIS dated May 15, 2009 and the Update to Annual Information Statement dated July 30, 2009 ("First Quarterly Update"). The AIS is updated on a quarterly basis. No such information is intended to be incorporated by reference in this Statement of Additional Information.

The State accounts for all of its spending and revenues by the fund in which the activity takes place and the broad category or purpose of that activity. Funds include the General Fund and other funds specified for dedicated purposes (collectively, "State Operating Funds"). The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund, which is the fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since the Governor is statutorily required to balance the General Fund, it is often the focus of the State's budget discussion. Each year, the Legislature and the Governor enact an Enacted Budget Financial Plan ("Enacted Budget") which is prepared by the DOB and contains estimates for the upcoming fiscal year and projections for the next two fiscal years. This year, the Enacted Budget contains estimates for the 2009-2010 fiscal year and projections for the 2010-11 through 2012-13 fiscal years.

The State's economy and finances are subject to many complex, economic, social, environmental and political risks and uncertainties, many of which are outside of the ability of the State to control. These include, but are not limited to, the performance of the national and State economies and the impact of continuing write-downs and other costs on the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; the impact of calendar year 2008 wage and bonus activity on the State tax settlement in fiscal year 2009-10; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including challenges to certain tax actions and other actions authorized in the Enacted Budget; and actions taken by the Federal government, including audits, disallowances, and change in aid levels. Such risks and uncertainties may affect the Enacted Budget unpredictably from fiscal year to fiscal year.

According to the First Quarterly Update, the DOB is projecting declines in several of the State's economic indicators, greater than those that followed in the wake of September 11. Private sector employment is projected to fall 2.7 percent, the largest annual decline since 1990. The DOB also estimates that State wages will experience the largest annual decline in the history of available data. According to the First Quarterly Update, the DOB projects that the decline in State wages, combined with the depressed equity and real estate markets, will severely impact virtually all of the State's revenue sources. Total personal tax income collections for 2009-10 are expected to decline by 2.0 from the prior fiscal year, and collection results for the income tax in April and May were below the same period a year ago, and $503 million below the Enacted Budget projection. As a result, income tax collections for the fiscal year are expected to be $1.1 billion below the Enacted Budget forecast. Also according to the First Quarterly Update, projected sales tax receipts have been lowered by more than $400 million from the Enacted Budget estimate. The amount of sales tax receipts received fell below the prior year's amount in October 2008, and have declined each month thereafter--representing the largest declines in the history of available data.

Revised General Fund Receipts and Disbursements Estimates

The General Fund finances various state programs including, among other programs, school aid, Medicaid and higher education. The General Fund receives the majority of the State's tax money, specifically revenue from personal income, sales and business taxes. As a result of the projected decline in personal income tax and sales tax receipts, as well as the overall economic downturn, the DOB has significantly revised its estimates and projections for 2009-10 in the First Quarterly Update. The DOB has made revisions to estimated receipts of the General Fund, which have affected estimates for General Fund disbursements.

According to the First Quarterly Update, although the DOB estimate of a $1.4 billion balance for the 2009-10 fiscal year end remains unchanged from the Enacted Budget, the DOB has revised the estimated General Fund receipts downward by $1.97 billion to $52.4 billion in 2009-10. The most significant downward revisions were to personal income taxes and sales taxes receipts, as previously discussed. According to the First Quarterly Update, estimates for other tax sources, as well as receipts from investment income and the disposition of abandoned property, have also been reduced on an updated assessment of market conditions. The estimates for General Fund disbursements have also been revised to $55.1 billion in the First Quarterly Update, a $151 million increase from the Enacted Budget forecast. This primarily reflects lower estimates from receipts from lottery proceeds, which results in a corresponding increase in General Fund support for school aid. Additionally, starting in 2010-11, the DOB projects substantial increases in state share pension contributions to state employer retirement programs, as a result of expected lower rates of return on fund investments, which result in corresponding costs to the State.

The DOB estimates that, absent legislative and administrative action, the changes to the General Fund receipts and disbursements forecast in the First Quarterly Update will result in a budget gap of $2.1 billion in the current fiscal year, with budget gaps increasing in future years. According to the First Quarterly Update, the Governor will propose a Program to Eliminate the GAP ("PEG"), which proposes substantial reductions in local assistance and other spending. The PEG is expected to be ready for legislative consideration in the fall 2009.

STATE DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. General obligation debt and lease-purchase obligations are discussed in greater detail below. The State also issues interest rate exchange agreements and variable rate obligations.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

General Obligation Bonds

There is no constitutional limit on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 ("Debt Reform Act") imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installment or installments that result in substantially level or declining debt service payments, mature within 40 years of issuance, and begin to amortize not more than one year after the issuance of such bonds. General obligation housing bonds must be paid within 50 years of issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds to thirty years. Under the State Constitution, the State may undertake short-term borrowings without voter approval. Long-term general obligation borrowing is prohibited unless authorized for a specified amount and purpose by the Legislature and approved by the voters.

In the State, general obligation debt is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was approximately $ 455 million ($268 million for the prior year), and as of March 31, 2009, the total amount of general obligation debt outstanding was $
3.3 billion ($3.2 billion for the prior year).

The DOB projects that approximately $599 million in general obligation bonds will be issued in 2009-10 ($457 million for the prior year).

Lease-Purchase and Contractual Obligation Financings and Personal Income Tax Revenue Bonds

The State utilizes certain long-term financing mechanisms, lease-purchase and contractual-obligation financings which involve obligations of public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, including those which finance the State's highway and bridge program, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

The State also issues Personal Income Tax ("PIT") Revenue Bonds through authorized issuers of the State that are used to fund various capital programs. While lease-purchase and contractual obligations have financed the State's capital programs, the DOB expects that State PIT Revenue Bonds will continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service-contract or lease-purchase payments. According to the AIS, as of March 31, 2009, approximately $13.7 billion of State PIT Revenue Bonds were outstanding. The Enacted Budged projects that $4.1 billion of State PIT Revenue Bonds will be issued in 2009-10. Additionally, the Enacted Budget authorizes the use of PIT revenue bonds to finance the mental health facilities program, due to the turbulence in the credit markets. Credit spreads for bonds issued to support the State's mental health programs have diverged by more than 100 basis points from PIT bonds.

The State may also enter into statutorily authorized contingent-contractual obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on bonds. According to the AIS, the State has never been required to make any payments, and does not expect to make any payments, under this financing arrangement in the 2009-10 fiscal year. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The only current authorization provides for a State guarantee of repayment for designated projects of the repayment of certain borrowings for designated projects of the New York State Job Development Authority ("JDA"). As of March 31, 2009, JDA had approximately $32.5 million of bonds outstanding. According to the AIS, the State has never been called upon, and does not anticipate being called upon in the 2009-10 fiscal year, to make any payments pursuant to the State guarantee.

Net Variable Rate Obligations and Interest Rate Exchange Agreements

Issuers of State-supported debt are also authorized to issue limited amounts of variable rate debt instruments and enter into a limited amount of interest rate exchange agreements. Each is limited to no more than 20 percent of total outstanding State-supported debt. According to the AIS, as of March 31, 2009, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are less than the authorized totals of 20 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire period through 2012-13.

Debt Reduction and Debt Reform Cap

According to the First Quarterly Update, debt outstanding and debt service costs are expected to remain below the limits imposed in the Debt Reform Act. The available room under the debt outstanding cap is expected to decline from 0.98 percent ($9.2 billion) in 2008-09 to 0.06 percent ($700 million) in 2013-14. According to the First Quarterly Update, this projection represents an improvement compared to the Enacted Budget, which projected debt outstanding exceeding the cap beginning in 2012-13. The revised projections primarily reflect an improved forecast for State personal income for future years. However, projections for cap calculations are subject to change, as they are extremely sensitive to the volatility of personal income levels. Additionally, the State utilizes the Debt Reduction Reserve Fund ("DRRF"), created in 1998, to set aside resources to reduce State-supported indebtedness. Since 1999-2000, over $1.3 billion has been deposited to the DRRF and used to (i) pay cash for projects that would otherwise have been bond financed, (ii) defease high cost debt or (iii) provide resources to redeem existing high-cost State-supported debt. According to the AIS, the State spent $49 million of DRRF in 2008-09 to defease high cost-debt. The Enacted Budget for 2009-10 authorizes up to $250 million for the DRRF to deal with uncertain market conditions.

Conclusion

The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and public authorities. This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance.

Public authorities are the State's public benefit corporations, created pursuant to State law. These authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. The State's access to public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using State-supported and State-related debt. As of December 31, 2009, the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of what constitutes State-supported or State-related debt. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

According to the AIS, the fiscal demands on the State may be affected by the fiscal condition of New York City and other localities. New York City relies in part on State aid to balance its budget and meet its cash requirements. Certain other localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. Ultimately, localities or any of their respective public authorities may suffer from serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

The State is also a party to various legal proceedings and claims, some of which include potential monetary claims that the State deems to be material (generally in excess of $100 million). Such proceedings and claims could adversely affect the State's finances in the 2009-10 fiscal year or thereafter.

BUILD AMERICA BONDS

The SPDR Nuveen Barclays Capital Build America Bond ETF invests in Build America Bonds. Build America Bonds offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has historically been through the issuance of tax-free municipal bonds. The Build America Bond program allows state and local governments to issue taxable bonds for capital projects and to receive a direct federal subsidy payment from the Treasury Department for a portion of their borrowing costs. There are two general types of Build America Bonds. The first type of Build America Bond provides a Federal subsidy through Federal tax credits to investors in the bonds in an amount equal to 35 percent of the total coupon interest payable by the issuer on taxable governmental bonds (net of the tax credit), which represents a Federal subsidy to the state or local governmental issuer equal to approximately 25 percent of the total return to the investor (including the coupon interest paid by the issuer and the tax credit). The second type of Build America Bond provides a Federal subsidy through a refundable tax credit paid to state or local governmental issuers by the Treasury Department and the IRS in an amount equal to 35 percent (or 45 percent in the case of Recovery Zone Economic Development Bonds) of the total coupon interest payable to investors in these taxable bonds.

Issuance of Build America Bonds will cease on December 31, 2010 unless the relevant provisions of the Act are extended. In the event that the Build America Bond program is not extended, the Build America Bonds outstanding at such time will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees (the "Board") who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company ("State Street"), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for each Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the Securities and Exchange Commission ("SEC") under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. Although State Street has agreed to provide the Funds with indemnification in the event of a borrower default, the Funds are still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day - as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of fund assets that can be used in connection with repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of their respective total assets.

COMMERCIAL PAPER

Each Fund may invest in commercial paper as described in the Prospectus. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions;
(iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Adviser;
(v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and
(vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, each Fund's investment restrictions and the Trust's exemptive relief, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements. A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission ("CFTC") regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of a Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements. Each Fund may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap ("CDS"), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS. Such segregation will not limit the Fund's exposure to loss.

CDS agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. A Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness.

FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.

RATINGS

An investment-grade rating means the security or issuer is rated investment-grade by Moody's(R) Investors Service ("Moody's"), Standard & Poor's(R) ("S&P"), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P or, with respect to short-term ratings of municipal securities, rated below VMIG-3 by Moody's, A-3 by S&P, or F-3 by Fitch, are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See "HIGH YIELD SECURITIES" above for more information relating to the risks associated with investing in lower rated securities.

                        SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund's limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Concentrate its investments in securities of issuers in the same industry, except as may be necessary to match the composition of the Fund's underlying index;

2. Make loans to another person except as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Funds;

3. Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Funds;

4. Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude a Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;

5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio; or

6. Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Funds;

7. With respect to each Fund except the SPDR Nuveen Barclays Capital Build America Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from Federal income tax;

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

3. With respect to each Fund, under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index. Securities that have economic characteristics substantially identical to the economic characteristics of the securities that comprise the Index are included within this 80% investment policy. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice;

4. With respect to each Fund, under normal circumstances, invest less than 80% of its total assets in fixed income securities. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice;

5. With respect to the SPDR Nuveen Barclays Capital Build America Bond ETF, under normal circumstances, invest less than 80% of its total assets in Build America Bonds. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice;

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                          EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under the "PURCHASE AND SALE INFORMATION" and "ADDITIONAL PURCHASE AND SALE INFORMATION." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

                             MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management, operations and business affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any with the Adviser, are listed below:

                                 (see next page)

                                    TRUSTEES

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                  TERM OF               PRINCIPAL             IN FUND
                                                OFFICE AND            OCCUPATION(S)           COMPLEX               OTHER
NAME, ADDRESS                   POSITION(S)      LENGTH OF             DURING PAST           OVERSEEN           DIRECTORSHIPS
AND YEAR OF BIRTH                WITH FUNDS     TIME SERVED              5 YEARS            BY TRUSTEE         HELD BY TRUSTEE
-----------------               -----------   --------------   --------------------------   ----------   --------------------------
INDEPENDENT TRUSTEES
FRANK NESVET                    Independent   Unlimited        Chief Executive                  102      SPDR Index Shares Funds
c/o SPDR Series Trust           Trustee,      Elected:         Officer, Libra                            (Trustee).
State Street Financial Center   Chairman      September 2000   Group, Inc.
One Lincoln Street                                             (1998-present)(a financial
Boston, MA 02111-2900                                          services consulting
1943                                                           company).

DAVID M. KELLY                  Independent   Unlimited        Retired.                         102      Chicago Stock Exchange
c/o SPDR Series Trust           Trustee       Elected:                                                   (Public Governor/
State Street Financial Center                 September 2000                                             Director);
One Lincoln Street                                                                                       Penson Worldwide Inc.
Boston, MA 02111-2900                                                                                    (Director);
1938                                                                                                     Custodial Trust Co.
                                                                                                         (Director);
                                                                                                         SPDR Index Shares Funds
                                                                                                         (Trustee).

OFFICERS

                                                               TERM OF                        PRINCIPAL
                                                             OFFICE AND                     OCCUPATION(S)
NAME, ADDRESS                           POSITION(S)           LENGTH OF                      DURING PAST
AND YEAR OF BIRTH                       WITH FUNDS           TIME SERVED                       5 YEARS
-----------------                     --------------   ----------------------   -------------------------------------
JAMES E. ROSS                         President        Unlimited                President, SSgA Funds Management,
SSgA Funds Management, Inc.                            Elected President: May   Inc. (2005-present); Principal, SSgA
State Street Financial Center                          2005                     Funds Management, Inc.
One Lincoln Street                                                              (2001-present); Senior Managing
Boston, MA 02111-2900                                                           Director, State Street Global
1965                                                                            Advisors (2006-present); Principal,
                                                                                State Street Global Advisors
                                                                                (2000 to 2006).

ELLEN M. NEEDHAM                      Vice President   Unlimited                Principal, SSgA Funds Management,
SSgA Funds Management, Inc.                            Elected: March 2008      Inc. (1992-present)*; Managing
State Street Financial Center                                                   Director, State Street Global
One Lincoln Street                                                              Advisors (1992-present).*
Boston, MA 02111
1967

MICHAEL P. RILEY                      Vice President   Unlimited                Vice President, State Street Global
SSgA Funds Management, Inc.                            Elected: February 2005   Advisors (2008-present); Principal,
State Street Financial Center                                                   State Street Global Advisors
One Lincoln Street                                                              (2005-2008); Assistant Vice
Boston, MA 02111                                                                President, State Street Bank and
1969                                                                            Trust Company (2000-2004).

GARY L. FRENCH                        Treasurer        Unlimited                Senior Vice President,
State Street Bank and Trust Company                    Elected: May 2005        State Street Bank and Trust Company
Two Avenue de                                                                   2002-present);.
Lafayette Boston, MA 02111
1951

RYAN M. LOUVAR                        Secretary        Unlimited                Vice President and Senior Counsel,
State Street Bank and Trust Company                    Elected: August 2008     State Street Bank and Trust Company
4 Copley Place, 5th                                                             (2005-present); Counsel, BISYS Group,
Floor Boston, MA 02116                                                          Inc. (2000-2005) (a financial
1972                                                                            services company).

MARK E. TUTTLE                        Assistant        Unlimited                Vice President and Counsel, State
State Street Bank and Trust Company   Secretary        Elected: August 2007     Street Bank & Trust Company
4 Copley Place, 5th                                                             (2007-present); Assistant Counsel,
Floor Boston, MA 02116                                                          BISYS Group, Inc. (2005-2007*) (a
1970                                                                            financial services company).

----------
*    Served in various capacities during the noted time period.

                                                               TERM OF                        PRINCIPAL
                                                             OFFICE AND                     OCCUPATION(S)
NAME, ADDRESS                           POSITION(S)           LENGTH OF                      DURING PAST
AND YEAR OF BIRTH                       WITH FUNDS           TIME SERVED                       5 YEARS
-----------------                     --------------   ----------------------   -------------------------------------
LAURA F. HEALY                           Assistant     Unlimited                Vice President, State Street Bank and
State Street Bank and Trust Company      Treasurer     Elected: November 2007   Trust Company (2002-Present).*
Two Avenue de Lafayette
Boston, MA 02111
1964

CHAD C. HALLETT                          Assistant     Unlimited                Vice President, State Street Bank and
State Street Bank and Trust Company      Treasurer     Elected: May 2006        Trust Company (2001-present).*
Two Avenue de Lafayette
Boston, MA 02111
1969

MATTHEW FLAHERTY                         Assistant     Unlimited                Assistant Vice President, State
State Street Bank and Trust Company      Treasurer     Elected: May 2005        Street Bank and Trust
Two Avenue de Lafayette                                                         (1994-present).*
Boston, MA 02111
1971

JULIE B. PIATELLI                        Chief         Unlimited                Principal and Senior Compliance
SSgA Funds                               Compliance    Elected: August 2007     Officer, SSgA Funds Management, Inc.
Management, Inc.                         Officer                                (2004-present); Vice President, State
State Street Financial Center                                                   Street Global Advisors
One Lincoln Street                                                              (2004-present); Senior Manager,
Boston, MA 02111                                                                PricewaterhouseCoopers, LLP
1967                                                                            (1999-2004)

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust other than the Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust and SPDR Index Shares Funds ("SIS Trust") pay, in the aggregate, each Independent Trustee an annual fee of $90,000 plus $5,000 per in-person meeting attended. An Independent Trustee will receive $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $10,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended June 30, 2009.

                                       PENSION OR                    TOTAL
                                       RETIREMENT                COMPENSATION
                                        BENEFITS     ESTIMATED     FROM THE
                                         ACCRUED      ANNUAL       TRUST AND
                         AGGREGATE       AS PART     BENEFITS    FUND COMPLEX
NAME OF                COMPENSATION     OF TRUST       UPON         PAID TO
INDEPENDENT TRUSTEE   FROM THE TRUST    EXPENSES    RETIREMENT    TRUSTEES(1)
-------------------   --------------   ----------   ----------   ------------
Frank Nesvet              $92,431          N/A          N/A        $120,500
Helen F. Peters(2)        $80,456          N/A          N/A        $104,750
David M. Kelly            $73,400          N/A          N/A        $ 95,500

(1)  The Fund Complex includes the Trust and SIS Trust.

(2) Ms. Peters resigned from her position as Trustee of the Trust effective December 31, 2009.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three (3) times during the fiscal year ended June 30, 2009.

Trustee Committee. The Board has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: (1) nominate Independent Trustees; (2) review on a periodic basis the governance structures and procedures of the Funds; (3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; (4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and (5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met six (6) times during the fiscal year ended June 30, 2009.

Pricing and Investment Committee. The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board met four (4 )times during the fiscal year ended June 30, 2009 to review and ratify fair value pricing determinations of the Pricing and Investment Committee. The Pricing and Investment Committee reports to the Board on a quarterly basis.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2009:

                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                            SECURITIES IN ALL REGISTERED INVESTMENT
                   DOLLAR RANGE OF EQUITY   COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEE   SECURITIES IN THE TRUST           OF INVESTMENT COMPANIES
---------------   -----------------------   ---------------------------------------
Frank Nesvet                None                              None
David M. Kelly              None                              None

*    Indicates an Interested Trustee

As of December 31, 2009, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Sub-Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser, the Sub-Adviser, or the Distributor.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that a Fund were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board or its representative. A member of , Nuveen Asset Management's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission ("SEC") on Form N-PX, and the results provided to the Fund's Board and made available to shareholders as required by applicable rules.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a Fund. The Trust, the Adviser, the Sub-Adviser or State Street will not disseminate non-public information concerning the Trust, except:
(i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of [__________], 2009, the Adviser managed approximately $[_____] billion. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement ("Investment Advisory Agreement") between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreements regarding the Funds will be provided in the Trust's Annual Report to Shareholders dated June 30, 2010.

INVESTMENT SUB-ADVISER

Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained Nuveen Asset Management ("NAM") as sub-adviser, to be responsible for the day to day management of the Funds' investments, subject to supervision of the Adviser and the Board. The Adviser provides administrative, compliance and general management services to the Fund. NAMoffers advisory and investment management services to a broad range of mutual fund clients and has extensive experience in managing municipal securities. As of [__________], NAMmanaged approximately $[_____] billion in assets. Nuveen Asset Management's principal business address is 333 West Wacker Drive, Chicago, Illinois 60606. NAMis a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments").

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the "MDP Acquisition"). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser's parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments' ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

In accordance with the Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, the Adviser will pay NAMan annual investment sub-advisory fee equal to 45% of the advisory fees paid by the Funds to the Advsier after deducting the payments to fund service providers and fund expenses.

A discussion regarding the basis for the Board's approval of the Sub-Advisory Agreement is available in the Trust's Annual Report to Shareholders dated June 30, 2010.

PORTFOLIO MANAGERS

The Sub-Adviser manages the Funds using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:

FUND                                                              PORTFOLIO MANAGERS
----                                                              ------------------
SPDR Nuveen S&P High Yield Municipal Bond ETF          Johnathan N. Wilhelm and Timothy T. Ryan
SPDR Nuveen Barclays Capital Build America Bond ETF    Daniel J. Close and Timothy T. Ryan
SPDR Nuveen Barclays Capital 2012 Municipal Bond ETF   Steven M. Hlavin and Timothy T. Ryan
SPDR Nuveen Barclays Capital 2013 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2014 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2015 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2016 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2017 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2018 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2019 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2020 Municipal Bond ETF
SPDR Nuveen Barclays Capital 2021 Municipal Bond ETF

The following table lists the number and types of other accounts managed by each of the key professionals primarily involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

OTHER ACCOUNTS MANAGED AS OF [__________], 2009:

                       REGISTERED                    POOLED                                                 TOTAL
                       INVESTMENT      ASSETS      INVESTMENT     ASSETS                    ASSETS         ASSETS
PORTFOLIO                COMPANY       MANAGED       VEHICLE      MANAGED        OTHER      MANAGED        MANAGED
MANAGER                 ACCOUNTS    (BILLIONS) *    ACCOUNTS    (BILLIONS) *   ACCOUNTS   (BILLIONS)*   (BILLIONS) *
---------              ----------   ------------   ----------   ------------   --------   -----------   ------------
Johnathan N. Wilhelm       XX           $XX            XX           $XX           XX          $XX           $XX
Timothy T. Ryan            XX           $XX            XX           $XX           XX          $XX           $XX
Daniel J. Close            XX           $XX            XX           $XX           XX          $XX           $XX
Steven M. Hlavin           XX           $XX            XX           $XX           XX          $XX           $XX

*    There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of [__________], 2009:

PORTFOLIO                       DOLLAR RANGE OF TRUST
MANAGER                FUND   SHARES BENEFICIALLY OWNED
---------              ----   -------------------------
Johnathan N. Wilhelm    XX              XX-XX
Timothy T. Ryan         XX              XX-XX
Daniel J. Close         XX              XX-XX
Steven M. Hlavin        XX              XX-XX

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for each Fund pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds each Fund's assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement ("Transfer Agency Agreement").

COMPENSATION. As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund, as follows: 0.045% on the first $4.5 billion, 0.040% on the next $4.5 billion, and 0.0225% on the next $3.5 billion, and 0.0125% thereafter. For each Fund, after the first six months of operations, a $75,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement ("Distribution Agreement") with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "PURCHASE AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units, for which it may receive commissions or other fees from such Authorized Participants.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Funds.

Each Fund has adopted a Distribution and Service (Rule 12b-1) Plan (a "Plan") pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of a Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under the Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a "related agreement" under the Plan. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund's average net assets per annum, the fees paid by the Fund under the Plan will be compensation for distribution, investor services or marketing services for the Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, the Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under the Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of a Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

                             BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. The Adviser considers the full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks ("ECNs") when appropriate.

SSgA FM does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. SSgA FM does not "pay up" for the value of any such proprietary research. SSgA FM may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits for SSgA. Although SSgA FM's clients' commissions are not used for third party soft dollars, SSgA FM's and SSgA's clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The Funds had not commenced operations as of June 30, 2009 and therefore did not pay brokerage commissions during the past fiscal year.

Securities of "Regular Broker-Dealer." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. The Funds are new and have not engaged in transactions prior to the date of this SAI.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The portfolio turnover rate for each Fund is expected to be under 100%. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "ADDITIONAL PURCHASE AND SALE INFORMATION."

The Depository Trust Company ("DTC") acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

CONVEYANCE OF ALL NOTICES, STATEMENTS AND OTHER COMMUNICATIONS TO BENEFICIAL OWNERS IS EFFECTED AS FOLLOWS. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Funds had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of the date of this SAI.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a "Creation Unit," either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The principal consideration for creations and redemptions for each Fund is set forth in the table below:

FUND                                                   CREATION*   REDEMPTION*
----                                                   ---------   -----------
SPDR Nuveen S&P High Yield Municipal Bond ETF             Cash       In-Kind
SPDR Nuveen Barclays Capital Build America Bond ETF       Cash       In-Kind
SPDR Nuveen Barclays Capital 2012 Municipal Bond ETF      Cash       In-Kind
SPDR Nuveen Barclays Capital 2013 Municipal Bond ETF      Cash       In-Kind
SPDR Nuveen Barclays Capital 2014 Municipal Bond ETF      Cash       In-Kind
SPDR Nuveen Barclays Capital 2015 Municipal Bond ETF      Cash       In-Kind
SPDR Nuveen Barclays Capital 2016 Municipal Bond ETF      Cash       In-Kind
SPDR Nuveen Barclays Capital 2017 Municipal Bond ETF      Cash       In-Kind
SPDR Nuveen Barclays Capital 2018 Municipal Bond ETF      Cash       In-Kind
SPDR Nuveen Barclays Capital 2019 Municipal Bond ETF      Cash       In-Kind
SPDR Nuveen Barclays Capital 2020 Municipal Bond ETF      Cash       In-Kind
SPDR Nuveen Barclays Capital 2021 Municipal Bond ETF      Cash       In-Kind

----------
*    May be revised at any time without notice.

**   Cash is to be provided in lieu of TBA positions.

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"). A "Business Day" with respect to a Fund is, generally, any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for the purchase of a Creation Unit of a Fund generally consists of a cash payment equal in value to a basket of securities constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Index (the "Deposit Cash"), together with the Cash Component, computed as described below. Nothwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The "Cash Component," is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's Index.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security, including, without limitation, situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "non-standard orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or
(ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and has the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. In the case of non-standard orders, the non-standard order must be received by the Principal Underwriter no later than the times set forth in the Participant Agreement. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities and municipal securities). The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, through DTC to the account of a Fund by no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date. The "Settlement Date" for a Fund is generally the third Business Day. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under "Creation Transaction Fees" will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian;
(c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time. An additional transaction charge or variable charge will be applied to certain creation and redemption transactions, including non-standard orders and partial cash purchases. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units redeemed in the transaction. A Fund may adjust the redemption transaction fee from time to time. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders, cash redemptions, or partial cash redemptions (when cash redemptions are available). Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. To be eligible to place redemption orders for Creation Units of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and/or applicable order form. A redemption request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming beneficial owner by the Settlement Date.

With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value", computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled "Local Market Holiday Schedules" identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming

Shareholders will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or
(4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order forms, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day.

Creation and Redemption Transaction Fees:

                                                                     MAXIMUM ADDITIONAL
                                                                      VARIABLE FEE FOR
                                                       TRANSACTION     CASH CREATIONS/
FUND                                                       FEE*        REDEMPTIONS*,**
----                                                   -----------   ------------------
SPDR Nuveen S&P High Yield Municipal Bond ETF            $[_____]         [_____]%
SPDR Nuveen Barclays Capital Build America Bond ETF      $[_____]         [_____]%
SPDR Nuveen Barclays Capital 2012 Municipal Bond ETF     $[_____]         [_____]%
SPDR Nuveen Barclays Capital 2013 Municipal Bond ETF     $[_____]         [_____]%
SPDR Nuveen Barclays Capital 2014 Municipal Bond ETF     $[_____]         [_____]%
SPDR Nuveen Barclays Capital 2015 Municipal Bond ETF     $[_____]         [_____]%
SPDR Nuveen Barclays Capital 2016 Municipal Bond ETF     $[_____]         [_____]%
SPDR Nuveen Barclays Capital 2017 Municipal Bond ETF     $[_____]         [_____]%
SPDR Nuveen Barclays Capital 2018 Municipal Bond ETF     $[_____]         [_____]%
SPDR Nuveen Barclays Capital 2019 Municipal Bond ETF     $[_____]         [_____]%
SPDR Nuveen Barclays Capital 2020 Municipal Bond ETF     $[_____]         [_____]%
SPDR Nuveen Barclays Capital 2021 Municipal Bond ETF     $[_____]         [_____]%

* From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** The variable charge is in addition to the fixed transaction fee and will be applied to each transaction in cash. The maximum additional variable charge is the percentage noted in the table multiplied by the amount of Deposit Cash or Redemption Cash, as applicable. The assessed variable charge may be lower than the respective percentages noted in the table based on actual brokerage and market impact expenses associated with the transaction.

                        DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the applicable Prospectus entitled "PURCHASE AND SALE INFORMATION" and "ADDITIONAL PURCHASE AND SALE INFORMATION."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the SIFMA announces an early closing time.

In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust's procedures require the Pricing and Investment Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and
(iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers). In these cases, the Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between the Fund's performance and the performance of the applicable Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                           DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid monthly by each Fund, but may vary significantly from month to month. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

                              DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "ADDITIONAL TAX INFORMATION."

The Funds intend to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates (and, to the extent applicable, corporate alternative minimum tax). In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Funds' fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on each Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Each Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if a Fund holds inflation-indexed bonds (TIPs). [CONSIDER DELETING IF NO INVESTMENT IN TIPS] Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund's income with respect to the bond for the taxable year.

The Funds intend to distribute annually to their shareholders substantially all of its investment company taxable income, all of its net tax-exempt income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Funds will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any.

TAXES ON DISTRIBUTIONS FOR THE SPDR NUVEEN BUILD AMERICA BOND ETF ("BAB ETF"). Distributions from the BAB ETF's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund.

TAXES ON DISTRIBUTIONS ON FUNDS OTHER THAN THE BAB ETF ("MUNICIPAL BOND ETFs"). Dividends paid by a Municipal Bond ETF that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond ETF intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxes and, with respect to each Municipal Bond ETF except the SPDR Nuveen S&P High Yield Municipal Bond ETF (the "High Yield ETF"), each Municipal Bond ETF intends to invest in municipal securities which are exempt from the federal alternative minimum tax. Dividends paid by a Municipal Bond ETF will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of such Fund's tax-exempt interest income as long as 50% or more of the value of such Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as such Fund designated such dividends as exempt-interest dividends. Each Municipal Bond ETF, however, is able to invest up to 20% of its net assets in taxable securities, the income from which is subject to regular federal income tax when distributed to shareholders.

There is no limit on the types of municipal securities that the High-Yield ETF can purchase. Accordingly, because a the High-Yield ETF may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the High Yield ETF may not be an appropriate investment for shareholders who are considered either a "substantial user" or "related person" within the meaning of the Code. In addition, interest on certain municipal securities that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent the High Yield ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The High Yield ETF will annually supply shareholders with a report indicating the percentage of its income attributable to municipal securities required to be included in calculating the federal alternative minimum tax. In addition, interest on all municipal securities, and therefore all distributions by the High Yield ETF that would otherwise be tax exempt, is required to be included in calculating a corporation's adjusted current earnings for purposes of the alternative minimum tax calculation applicable to corporations. For additional information, investors should consult their tax advisors before investing in the High Yield ETF.

Depending on a shareholder's state of residence, exempt interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of a state other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

Distributions by the Municipal Bond ETFs of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Municipal Bond ETF, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If the Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by the Municipal Bond ETF upon sale or redemption of the municipal security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains.

If you lend your Municipal Bond ETF shares pursuant to securities lending or similar arrangement, you may lose the ability to treat dividends received from the Municipal Bond ETF (paid while the shares are held by the borrower) as tax-exempt income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond ETFs will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Bond ETF and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the IRC may require a shareholder in a Municipal Bond ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Bond ETF that unexpectedly represents income derived from certain revenue or private activity bonds held by a Municipal Bond ETF may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. If addition, the receipt of dividends and distributions from the Municipal Bond ETF may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Internal Revenue Code or (ii) subject to the federal "branch profits" tax, or the deferral "excess net passive income" tax.

ALL FUNDS. Distributions from a Fund's net investment income (other than qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Taxable dividends of the Funds, if any, are not expected to be made up of qualified dividend income or to qualify for a dividends received deduction if you are a corporate shareholder. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your Shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Although the Funds do not seek to realize taxable income or capital gains, the Funds may realize and distribute taxable income or capital gains from time to time as a result of the Funds' normal investment activities.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2011.

Gain or loss on the sale or redemption of Shares in a Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares. It may not be advantageous from a tax perspective for shareholders to sell or redeem shares of a Municipal Bond ETF after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share, such a sale or redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the Municipal Bond ETF shares disposed of) rather than tax-exempt interest.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gain or loss. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code and the tax consequences of Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

A Fund has the right to reject an order to for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the respective Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

STATE TAX MATTERS

The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

CALIFORNIA

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Municipal Bond ETFs. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the Municipal Bond ETFs.

The following is based on the assumptions that a Municipal Bond ETF will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause its distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to its shareholders.

A Municipal Bond ETF will be subject to the California corporate franchise and corporation income tax only if it has a sufficient nexus with California. If a Municipal Bond ETF is subject to the California franchise or corporation income tax, it does not expect to pay a material amount of such tax.

Distributions by the Municipal Bond ETFs that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on obligations of the United States, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as obligations of the United States and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.

All distributions of the Municipal Bond ETFs to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

Gain on the sale, exchange, or other disposition of shares of the Municipal Bond ETFs will be subject to the California personal income and corporate franchise taxes.

Shares of the Municipal Bond ETFs may be subject to the California estate tax if held by a California decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

NEW YORK

The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the Municipal Bond ETFs. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Municipal Bond ETF transactions.

A Municipal Bond ETF will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If a Municipal Bond ETF is subject to such taxes, it does not expect to pay a material amount of either tax.

Individual shareholders of the Municipal Bond ETFs, who are subject to New York State and/or New York City personal income taxation, will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes), which a Municipal Bond ETF clearly identifies as directly attributable to interest earned on municipal obligations issued by governmental authorities in New York and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions, that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes), which are derived from interest on municipal obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the Municipal Bond ETFs of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the Municipal Bond ETFs of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the Municipal Bond ETFs will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

All distributions from the Municipal Bond ETFs, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

Gain from the sale, exchange, or other disposition of Shares of the Municipal Bond ETFs will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

Shares of the Municipal Bond ETFs may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.


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

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. [__________], serves as the independent registered public accounting firm of the Trust. [__________] performs annual audits of the Funds' financial statements and provides other audit, tax and related services.


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

Proxy Voting Policy                     (SSGA LOGO)
                                        Funds Management, Inc.
INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. ("RMG"), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting


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

such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant, the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every non-US jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:

Board of Directors

     - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an


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

          employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer.

     - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     - The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

     - Mandates requiring a majority of independent directors on the Board of Directors

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     -    Elimination of cumulative voting

     -    Establishment of confidential voting

     - Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

     - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

     - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     -    Discharge of auditors*

     - Approval of financial statements, auditor reports and allocation of income

     -    Requirements that auditors attend the annual meeting of shareholders

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.


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

Capitalization

     - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

     -    Elimination of shareholder rights plans ("poison pill")

     - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

     - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     -    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     - Expansions to reporting of financial or compensation-related information, within reason


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

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     - Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

     - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     -    Change in Corporation Name

     - Mandates that amendments to bylaws or charters have shareholder approval

Other

     -    Adoption of anti-"greenmail" provisions, provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

     - Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

     - The elimination of shareholders' right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

     - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy


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

     - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

          - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

          - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

          - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

          - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     -    Adjournment of Meeting to Solicit Additional Votes

     - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     -    Retirement bonuses for non-executive directors and auditors

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Reincorporation in a location which has more stringent anti-takeover and related provisions


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

     - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, RMG or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. During our discussions, we focus on the attributes and practices that we believe enhance our clients' returns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.


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

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                     PART C
                                OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(i) First Amended and Restated Declaration of Trust of StreetTracks(SM) Series Trust (now, SPDR(R) Series Trust) (the "Trust" or the "Registrant") dated June 9, 1998, as amended September 6, 2000, is incorporated herein by reference to Exhibit (a)(ii) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission (the "SEC") on September 25, 2000.

(a)(ii) Amendment No. 1 to the Registrant's First Amended and Restated Declaration of Trust dated June 9, 1998, as amended September 6, 2000, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on August 10, 2007.

(b) Registrant's Amended and Restated By-Laws, dated June 9, 1998, as amended and restated November 15, 2004, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on April 14, 2005.

(c) Global Certificates of Beneficial Interest, evidencing shares of Beneficial Interest, $.01 par value, are incorporated herein by reference to Exhibit (c) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(d)(i) Amended and Restated Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc., dated September 1, 2003, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 28, 2003.

(d)(ii) Amended and Restated Sub-Advisory Agreement between SSgA Funds Management, Inc. and The Tuckerman Group, LLC, with respect to the SPDR Dow Jones REIT ETF (formerly, the DJ Wilshire REIT ETF and prior to that, the streetTRACKS(R) Wilshire REIT ETF), is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 28, 2003.

(d)(iii) Revised Exhibit A dated October 9, 2007 to the Amended and Restated Investment Advisory Agreement dated September 1, 2003, between the Trust and SSgA Funds Management, Inc., is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 26, 2007.

(d)(iv) Fee Waiver Letter Agreement dated October 23, 2007, with respect to the SPDR Barclays Capital Aggregate Bond ETF (formerly, the SPDR Lehman Aggregate Bond ETF), is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 26, 2007.

(d)(v) Fee Waiver Letter Agreement dated October 23, 2007, with respect to the SPDR Barclays Capital Municipal Bond ETF (formerly, the SPDR Lehman Municipal Bond ETF), is incorporated herein by reference to Exhibit (d)(v) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 26, 2007.

(d)(vi) First Amendment dated April 30, 2007 to the Amended and Restated Sub-Advisory Agreement between SSgA Funds Management, Inc. and The Tuckerman Group, relating to the SPDR Dow Jones REIT ETF (formerly, the DJ Wilshire REIT ETF and prior to that, the streetTRACKS Wilshire REIT ETF), is incorporated herein by reference to Exhibit
            (d)(vi) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 26, 2007.

(d)(vii) Revised Exhibit A dated January 15, 2009 to the Amended and Restated Investment Advisory Agreement dated September 1, 2000, between the Trust and SSgA Funds Management, Inc., is incorporated herein by reference to Exhibit (d)(vii) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as field with the SEC on January 15, 2009.

(d)(viii) Revised Exhibit A to the Amended and Restated Investment Advisory Agreement dated September 1, 2000, between the Trust and SSgA Funds Management, Inc., to be filed by amendment.

(e)(i) Distribution Agreement dated September 22, 2000, between the Trust and State Street Global Markets, LLC (formerly, State Street Capital Markets, LLC), is incorporated herein by reference to Exhibit (e) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(e)(ii) Amended Annex I dated January 15, 2009 to the Distribution Agreement dated September 22, 2000, between the Trust and State Street Global Markets, LLC, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 15, 2009.

(e)(iii) Amended Annex I to the Distribution Agreement dated September 22, 2000, between the Trust and State Street Global Markets, to be filed by amendment.

(f)         Not applicable.

(g)(i) Custodian Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(g)(ii) Amended Schedule of Series dated January 15, 2009 to the Custodian Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 15, 2009.

(g)(iii) Amendment dated October 14, 2005 to the Custodian Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit
            (g)(iv) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, a filed with the SEC on October 28, 2005.

(g)(iv) Amended Schedule of Series to the Custodian Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, to be filed by amendment.

(h)(i) Administration Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(i) of Pre-

            Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(h)(ii) Transfer Agency and Services Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(ii) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(h)(iii) Addendum dated April 5, 2004 to Transfer Agency and Services Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 28, 2005.

(h)(iv) Form of Participant Agreement is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on August 26, 2009.

(h)(v) Form of Investor Services Agreement is incorporated herein by reference to Exhibit (h)(iv) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(h)(vi) Securities Lending Authorization Agreement dated November 28, 2007, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(vi) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on August 8, 2008.

(h)(vii) Amended Schedule A dated January 15, 2009 to the Administration Agreement dated October 22, 2000 between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 15, 2009.

(h)(viii) Amended Annex A dated January 15, 2009 to the Transfer Agency and Services Agreement dated October 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(viii) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 15, 2009.

(h)(ix) Amended Schedule B dated January 15, 2009 to the Securities Lending Authorization Agreement dated November 28, 2007 between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(ix) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 15, 2009.

(h)(x) Amended Schedule A to the Administration Agreement dated October 22, 2000, between the Trust and State Street Bank and Trust Company, to be filed by amendment.

(h)(xi) Amended Annex A to the Transfer Agency and Services Agreement dated October 22, 2000, between the Trust and State Street Bank and Trust Company, to be filed by amendment.

(h)(xii) Amended Schedule B to the Securities Lending Authorization Agreement dated November 28, 2007, between the Trust and State Street Bank and Trust Company, to be filed by amendment.

(i)(i) Opinion and Consent of Morgan, Lewis & Bockius LLP, is incorporated herein by reference to Exhibit (i)(i) of Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 28, 2009.

(i)(ii) Opinion and Consent of Morgan, Lewis & Bockius LLP, with respect to the SPDR(R) Barclays Capital Short Term Corporate Bond ETF, is incorporated herein by reference to Exhibit (i)(ii) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on December 16, 2009.

(j)         Not applicable.

(k)         Not applicable.

(l) Subscription Agreement dated September 22, 2000, between the Trust and State Street Capital Markets, LLC, is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(m) Distribution and Service Plan, as adopted on September 11, 2000, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on August 30, 2004.

(n)         Not applicable.

(p)(i) Registrant's Revised Code of Ethics, as adopted November 15, 2004 and revised August 22, 2007, is incorporated herein by reference to Exhibit (p)(vi) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 14, 2007.

(p)(ii) Code of Ethics of SSgA Funds Management, Inc., dated November 1, 2009 (which also applies to applicable reporting personnel of the Distributor), is incorporated herein by reference to Exhibit (p)(ii) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on December 16, 2009.

(p)(iii) The Tuckerman Group, in its capacity as investment sub-adviser to the Trust's SPDR Dow Jones REIT ETF, has adopted the Code of Ethics of SSgA Funds Management, Inc., which is incorporated herein by reference to Exhibit (p)(ii) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on December 16, 2009.

(q) Powers of Attorney for Messrs. Kelly, Nesvet, Ross and French, are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on July 3, 2008.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Board of Trustees of the Trust is the same as the board of the SPDR Index Shares Funds which also has SSgA Funds Management, Inc. as its investment adviser. In addition, the officers of the Trust are substantially identical to the officers of the SPDR Index Shares Funds. Nonetheless, the Trust takes the position that it is not under common control with other trusts because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Additionally, see the "Control Persons and Principal Holders of Securities" section of the Statement of Additional Information for a list of shareholders who own more than 5% of a specific fund's outstanding shares and such information is incorporated by reference to this Item.

ITEM 30. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Amended and Restated Declaration of Trust and under Section 4.9 of the Registrant's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant's Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") serves as the investment adviser for each series of the Trust. SSgA FM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment arm of State Street Corporation. The principal address of the Adviser is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is an investment adviser registered under the Investment Advisers Act of 1940.

                               CAPACITY
        NAME                 WITH ADVISER             BUSINESS NAME AND ADDRESS OF OTHER POSITION
        ----                 ------------             -------------------------------------------
   Thomas P. Kelly             Treasurer          Managing Director and Comptroller, State Street
                                                  Global Advisors, a division of State Street Bank
                                                  and Trust Company, Boston, MA

Phillip S. Gillespie   Director and Chief Legal   Executive Vice President and General Counsel,
                                Officer           State Street Global Advisors, a division of State
                                                  Street Bank and Trust Company, Boston, MA

   Tracy Atkinson              Director           Executive Vice President and Chief Compliance
                                                  Officer, State Street Corporation, Boston, MA,
                                                  owner of State Street Global Advisors

    Shawn Johnson              Director           Senior Managing Director, State Street Global
                                                  Advisors, a division of State Street Bank and
                                                  Trust Company, Boston, MA

    James E. Ross        President & Director     Senior Managing Director, State Street Global
                                                  Advisors, a division of State Street Bank and
                                                  Trust Company, Boston, MA

  Cuan F.H. Coulter    Chief Compliance Officer   Senior Vice President and Chief Compliance
                                                  Officer, State Street Global Advisors, a division
                                                  of State Street Bank and Trust Company, Boston, MA

The Tuckerman Group LLC ("Tuckerman") serves as the investment adviser for the Trust's SPDR Dow Jones REIT ETF. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. The principal business address of Tuckerman is 4 International Drive, Suite 230, Rye Brook, New York 10573. Tuckerman is an investment adviser registered under the Investment Advisers Act of 1940.

                               CAPACITY
        NAME                WITH TUCKERMAN            BUSINESS NAME AND ADDRESS OF OTHER POSITION
        ----                --------------            -------------------------------------------
Charles Lauckhardt        Chairman and Chief      Managing Member of Carpathia Real Estate Advisors,
                           Executive Officer      LLC, Rye Brook, New York ("Carpathia")

  Steven de Bara              Senior Vice         Chief Financial Officer of Carpathia
                           President/Chief
                          Compliance Officer

   Glen Weisberg            Vice President        Portfolio Manager of Carpathia

    Jared Chase                Director           Senior Managing Director, State Street Global
                                                  Advisors, a division of State Street Bank and
                                                  Trust Company, Boston, MA, and Chairman of State
                                                  Street Global Alliance, LLC, Boston, MA

 Stephen Marshall              Director           Vice President, State Street Global Advisors, a
                                                  division of State Street Bank and Trust Company,
                                                  Boston, MA, and Vice President of State Street
                                                  Global Alliance, LLC, Boston, MA

See "Management" in the Prospectus and "Management of the Trust" in the Statement of Additional Information for information regarding the business of SSgA FM and Tuckerman. For information regarding broker-dealers and investment advisers affiliated with the Adviser, reference is made to the Adviser's Form ADV, as amended, filed with the SEC and incorporated herein by reference.

ITEM 32 PRINCIPAL UNDERWRITERS

(a) State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust's principal underwriter and also serves as the principal underwriter for the following investment companies: State Street Institutional Investment Trust and SSgA Funds.

(b) The following is a list of the executive officers, directors and partners of State Street Global Markets, LLC (none of the persons set forth below holds a position or office with the Trust):

Nicolas J. Bonn      Chief Executive Officer, President and Director
Vincent Manzi        Chief Compliance Officer
William Helfrich     Treasurer and FINOP
Martin Fischer       Chief Operations Officer
Peter Economou       Director
Howard Fairweather   Director
Stefan Gavell        Director
Aditya Mohan         Director
Anthony Rochte       Director
Mark Snyder          Director
R. Bryan Woodard     Director

(c)  Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of SSgA Funds Management, Inc. and/or State Street Bank and Trust Company, each with offices located at One Lincoln Street, Boston, Massachusetts 02111.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 22nd day of February, 2010.

                                        SPDR(R) SERIES TRUST


                                        By: /s/ James E. Ross
                                            ------------------------------------
                                            James E. Ross
                                            President

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURES                                                TITLE                            DATE
----------                                                -----                            ----


/s/ Gary L. French                      Treasurer and Principal Financial Officer   February 22, 2010
-------------------------------------
Gary L. French


/s/ David M. Kelly*                     Trustee                                     February 22, 2010
-------------------------------------
David M. Kelly


/s/ Frank Nesvet*                       Trustee                                     February 22, 2010
-------------------------------------
Frank Nesvet


/s/ James E. Ross                       President and Principal Executive Officer   February 22, 2010
-------------------------------------
James E. Ross


*By: /s/ Ryan M. Louvar
     --------------------------------
     Ryan M. Louvar
     As Attorney-in-Fact
     Pursuant to Power of Attorney